1933 Act Registration No. 333-93883
                                             1940 Act Registration No. 811-09765

   As filed with the Securities and Exchange Commission on February 10, 2000


                                    FORM N-1A
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           [ ]

                         Pre-Effective Amendment No. 1             [X]

                         Post-Effective Amendment No. __           [ ]

                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                           [ ]

                                 Amendment No. 1                   [X]

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
               (Exact Name of Registrant as Specified in Charter)

                            OAKS, PENNSYLVANIA 19456
               (Address of Principal Executive Offices) (Zip Code)

                                 (610) 676-2649
              (Registrant's Telephone Number, including Area Code)

                                 JAMES R. FOGGO
              C/O SEI INVESTMENTS COMPANY, OAKS, PENNSYLVANIA 19456
                     (Name and Address of Agent for Service)

                                   COPIES TO:

                                 James R. Foggo
                             SEI Investments Company
                            Oaks, Pennsylvania 19456

                             Christopher O. Petersen
                         U.S. Bank National Association
                         601 2nd Avenue South, MPFP 2016
                          Minneapolis, Minnesota 55402

Approximate effective date of proposed offering: April 1, 2000.

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[X] on (April 1, 2000) pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

      [ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.


The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

April 1, 2000



INSURANCE PORTFOLIOS



Growth Equity Fund
Value Equity Fund
Technology Fund
International Fund





FIRST AMERICAN
            INSURANCE PORTFOLIOS, INC.

PROSPECTUS



As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved the shares of these funds, or determined if the information in this prospectus is accurate or complete. Any statement to the contrary is a criminal offense.



      FIRST AMERICAN(R)
            THE POWER OF DISCIPLINED INVESTING(R)


                             1  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

TABLE OF
CONTENTS


INTRODUCTION
--------------------------------------------------------------------------------
FUND SUMMARIES
--------------------------------------------------------------------------------
       Growth Equity Fund
--------------------------------------------------------------------------------
       Value Equity Fund
--------------------------------------------------------------------------------
       Technology Fund
--------------------------------------------------------------------------------
       International Fund
--------------------------------------------------------------------------------
POLICIES & SERVICES
--------------------------------------------------------------------------------
       Buying and Selling Shares
--------------------------------------------------------------------------------
       Managing Your Investment
--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
       Management
--------------------------------------------------------------------------------
       More About The Funds
--------------------------------------------------------------------------------
       Financial Highlights
--------------------------------------------------------------------------------
FOR MORE INFORMATION
--------------------------------------------------------------------------------


                             2  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

INTRODUCTION

This section of the Prospectus describes the objectives of the funds in the First American Insurance Portfolios, summarizes the main investment strategies used by each fund in trying to achieve its objectives, and highlights the risks involved with these strategies. (Note that individual investors cannot purchase shares of the funds directly. Shares of the funds may be purchased only by the separate accounts of participating insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.)

AN INVESTMENT IN THE FUNDS IS NOT A DEPOSIT OF U.S. BANK NATIONAL ASSOCIATION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.


                             3  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

GROWTH EQUITY FUND

--------------------------------------------------------------------------------
OBJECTIVE

Growth Equity Fund's objective is long-term growth of capital.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Growth Equity Fund invests primarily (at least 75% of its total assets) in common stocks of companies that have market capitalizations of at least $5 billion at the time of purchase. The advisor will select companies that it believes exhibit the potential for superior growth based on factors such as:

*  above average growth in revenue and earnings;

*  strong competitive position;

*  strong management; and

*  sound financial condition.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, growth stocks and/or large capitalization stocks may underperform the market as a whole.


                             4  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Growth Equity Fund is a newly organized fund and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies, strategies, and restrictions as the Large Cap Growth Fund series of First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor. Performance information for Large Cap Growth Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the Growth Equity Fund.

The performance illustrations are based on Large Cap Growth Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Growth Equity Fund or an indication of future performance of Growth Equity Fund.

The bar chart shows you how performance of Large Cap Growth Fund has varied from year to year. The table compares Large Cap Growth Fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested. Large Cap Growth Fund's performance reflects fund fees and expenses (after waivers).

Fees and expenses for Growth Equity Fund will differ from those of Large Cap Growth Fund. That is, the performance information presented for Large Cap Growth Fund does not reflect the deduction of any separate account insurance fees or charges that would have been imposed by participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of Growth Equity Fund.


                             5  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

 32.78%      23.23%       21.61%       24.05%       38.04%
------------------------------------------------------------
  1995        1996         1997         1998         1999


BEST QUARTER:

Quarter ending:         12/31/99

Total return            22.71%

WORST QUARTER:

Quarter ending:         9/30/98

Total Return            -14.09%


AVERAGE ANNUAL TOTAL RETURNS             Inception                               Since
AS OF 12/31/99                                Date   One Year   Five Years   Inception
--------------------------------------------------------------------------------------
Large Cap Growth Fund                       8/2/94     38.04%       27.79%      26.38%
--------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)               21.04%       28.55%      25.95%
--------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 8/31/94. The S & P 500 Composite Index will be the comparative benchmark for the Growth Equity Fund.


                             6  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

VALUE EQUITY FUND

--------------------------------------------------------------------------------

OBJECTIVE

Value Equity Fund's primary objective is capital appreciation. Current income is a secondary objective of the fund.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Value Equity Fund invests primarily (at least 75% of its total assets) in common stocks of companies that cover a broad range of industries and that have market capitalizations of at least $5 billion at the time of purchase. In selecting stocks, the fund's advisor invests in securities that it believes:

*  are undervalued relative to other securities in the same industry or market;

*  exhibit good or improving fundamentals; and

* exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.

--------------------------------------------------------------------------------

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may occur in the market as a whole, or they may occur in only a particular company, industry or sector of the market. In addition, value stocks and/or large capitalization stocks may underperform the market as a whole.


                             7  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Value Equity Fund is a newly organized fund and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies, strategies, and restrictions as the Large Cap Value Fund series of First American Investment Funds, Inc., another registered open-end investment company managed by the investment advisor. Performance information for Large Cap Value Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the Value Equity Fund.

The performance illustrations are based on Large Cap Value Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of Value Equity Fund or an indication of future performance of Value Equity Fund.

The bar chart shows you how performance of Large Cap Value Fund has varied from year to year. The table compares Large Cap Value Fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested. Large Cap Value Fund's performance reflects fund fees and expenses (after waivers).

Fees and expenses for Value Equity Fund will differ from those of Large Cap Value Fund. That is, the performance information presented for Large Cap Value Fund does not reflect the deduction of any separate account insurance fees or charges that would have been imposed by participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of Value Equity Fund.


                             8  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

LARGE CAP VALUE FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

 32.23%      29.47%       22.80%       9.99%      8.20%
---------------------------------------------------------
  1995        1996         1997        1998       1999


BEST QUARTER:

Quarter ending:         12/31/98

Total return            16.64%

WORST QUARTER:

Quarter ending:         9/30/98

Total Return            -13.85%


AVERAGE ANNUAL TOTAL RETURNS              Inception                                Since
AS OF 12/31/99                                 Date   One Year   Five Years    Inception
----------------------------------------------------------------------------------------
Large Cap Value Fund                         2/4/94      8.20%       20.13%       17.17%
----------------------------------------------------------------------------------------
Standard & Poor's 500 Composite Index(1)                21.04%       28.55%       24.17%
----------------------------------------------------------------------------------------

(1) An unmanaged index of large capitalization stocks. The since inception performance of the index is calculated from 2/28/94. The S & P 500 Composite Index will be the comparative benchmark for the Growth Value Fund.


                             9  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

TECHNOLOGY FUND

--------------------------------------------------------------------------------

OBJECTIVE

Technology Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, Technology Fund invests primarily (at least 65% of its total assets) in common stocks of companies which the fund's advisor believes either have, or will develop, products, processes or services that will provide or will benefit significantly from technological innovations, advances and improvements. These may include:

*  inexpensive computing power, such as personal computers;

*  improved methods of communications, such as satellite transmission; and

*  technology related services such as internet related marketing services.

The prime emphasis of the fund is to identify companies which the advisor believes are positioned to benefit from technological advances in areas such as semiconductors, computers, software, communications, and online services. Companies in which the fund invests may include development stage companies (companies that do not have significant revenues) and small capitalization companies. The advisor will generally select companies that it believes exhibit strong management teams, a strong competitive position, above average growth in revenues and a sound balance sheet.

Under certain market conditions, the fund may frequently invest in companies at the time of their initial public offering (IPO). By virtue of its size and institutional nature, the advisor may have greater access than individual investors have to IPOs, including access to so-called "hot issues" which are generally traded in the aftermarket at prices in excess of the IPO price. IPOs will frequently be sold within 12 months of purchase which may result in increased short-term capital gains.

Up to 25% of the fund's total assets may be invested in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


                            10  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

--------------------------------------------------------------------------------

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF COMMON STOCKS

Stocks may decline significantly in price over short or extended periods of time. Price changes may affect the market as a whole, or they may affect only a particular company, industry or sector of the market.

RISKS OF NON-DIVERSIFICATION

The fund is non-diversified. This means that it may invest a larger portion of its assets in a limited number of companies than a diversified fund. Because a relatively high percentage of the fund's assets may be invested in the securities of a limited number of issuers, and because those issuers will be in the same or related economic sectors, the fund's portfolio securities may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio securities of a diversified fund.

RISKS OF THE TECHNOLOGY SECTOR

Because the fund invests primarily in technology related stocks, it is particularly susceptible to risks associated with the technology industry. Competitive pressures may have a significant effect on the financial condition of companies in that industry.

RISKS OF DEVELOPMENT STAGE AND SMALL CAP STOCKS

Stocks of development stage and small capitalization companies involve substantial risk. These stocks historically have experienced greater price volatility than stocks of more established and larger capitalization companies, and they may be expected to do so in the future.

RISKS OF IPOS

Companies involved in IPOs generally have limited operating histories and prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information. IPOs will frequently be sold within 12 months of purchase. This may result in increased short-term capital gains, which will be taxable to shareholders as ordinary income.

FOREIGN SECURITY RISK

Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers, including the risks of adverse currency fluctuations and of political or social instability or diplomatic developments that could adversely affect the securities.


                            11  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.

--------------------------------------------------------------------------------

FUND PERFORMANCE

Technology Fund is a newly organized series of First American Insurance Portfolios, Inc. (FAIP Technology Fund), and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies, strategies, and restrictions as the Technology Fund series of First American Investment Funds, Inc. (FAIF Technology Fund), another registered open-end investment company managed by the investment advisor. Performance information for FAIF Technology Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the FAIP Technology Fund.

The performance illustrations are based on FAIF Technology Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of FAIP Technology Fund or an indication of future performance of FAIP Technology Fund.

The bar chart shows you how performance of FAIF Technology Fund has varied from year to year. The table compares FAIF Technology Fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested. FAIF Technology Fund's performance reflects fund fees and expenses (after waivers).

Fees and expenses for FAIP Technology Fund will differ from those of FAIF Technology Fund. That is, the performance information presented for FAIF Technology Fund does not reflect the deduction of any separate account insurance fees or charges that would have been imposed by participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of FAIP Technology Fund.


                            12  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

FAIF TECHNOLOGY FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR(1)

41.02%      22.43%       7.31%      32.70%      192.59%
---------------------------------------------------------
 1995       1996         1997       1998        1999


BEST QUARTER:

Quarter ending:         12/31/99

Total return            80.67%

WORST QUARTER:

Quarter ending:         9/30/98

Total Return            -18.20%


AVERAGE ANNUAL TOTAL RETURNS         Inception                               Since
AS OF 12/31/99(1)                         Date   One Year   Five Years   Inception
----------------------------------------------------------------------------------
FAIF Technology Fund                    4/4/94    192.59%       48.38%      46.69%
----------------------------------------------------------------------------------
S & P Technology Composite Index(1)                75.21%       50.76%      47.34%
----------------------------------------------------------------------------------

(1) FAIF Technology Fund's 1999 returns were primarily achieved buying IPOs and technology related stocks in a period favorable for these investments. Of course, such favorable returns involve accepting the risk of volatility, and there is no assurance that the fund's future investment in IPOs and technology stocks will have the same or a similar effect on performance as it did in 1999.

(2) An unmanaged index comprised of technology stocks in the S & P 500 (an unmanaged index of large capitalization stocks). The S & P 500 Technology Composite Index will be the comparative benchmark for FAIP Technology Fund.


                            13  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

INTERNATIONAL FUND

--------------------------------------------------------------------------------

OBJECTIVE

International Fund has an objective of long-term growth of capital.

--------------------------------------------------------------------------------

MAIN INVESTMENT STRATEGIES

Under normal market conditions, International Fund invests primarily (at least 65% of its total assets) in equity securities that trade in markets other than the United States. These securities generally are issued by companies:

*  that are domiciled in countries other than the United States, or

* that derive at least 50% of either their revenues or their pre-tax income from activities outside of the United States.

Normally, the fund will invest in securities traded in at least three foreign countries.

In choosing investments for the fund, the fund's sub-advisor generally places primary emphasis on country selection. This is followed by the selection of industries or sectors within or across countries and the selection of individual stocks within those industries or sectors. Investments are expected to be made primarily in developed markets and larger capitalization companies. However, the fund also has the ability to invest in emerging markets and smaller capitalization companies.

Equity securities in which the fund invests include common and preferred stock. In addition, the fund may invest in securities representing underlying international securities, such as American Depositary Receipts and European Depositary Receipts, and in securities of other investment companies.

In order to hedge against adverse movements in currency exchange rates, the fund may enter into forward foreign currency exchange contracts.

To generate additional income, the fund may lend securities representing up to one-third of the value of its total assets to broker-dealers, banks and other institutions.


                            14  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

--------------------------------------------------------------------------------

MAIN RISKS

The value of your investment in this fund will change daily, which means you could lose money. The main risks of investing in this fund include:

RISKS OF EQUITY SECURITIES

Equity securities may decline significantly in price over short or extended periods of time. Price changes may occur in the world market as a whole, or they may occur in only a particular country, company, industry or sector of the world market.

RISKS OF INTERNATIONAL INVESTING

International investing involves risks not typically associated with domestic investing. Because of these risks, and because of the sub-advisor's ability to invest substantial portions of the fund's assets in a small number of countries, the fund may be subject to greater volatility than mutual funds that invest principally in domestic securities. Risks of international investing include adverse currency fluctuations, potential political and economic instability, limited liquidity and volatile prices of non-U.S. securities, limited availability of information regarding non-U.S. companies, investment and repatriation restrictions, and foreign taxation.

RISKS OF EMERGING MARKETS

The risks of international investing are particularly significant in emerging markets. Investing in emerging markets generally involves exposure to economic structures that are less diverse and mature, and to political systems that are less stable, than those of developed countries. In addition, issuers in emerging markets typically are subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

RISKS OF SMALLER CAPITALIZATION COMPANIES

Stocks of smaller capitalization companies involve substantial risk and their prices may be subject to more abrupt or erratic movements than those of larger, more established companies or of market averages in general.

RISKS OF FOREIGN CURRENCY HEDGING TRANSACTIONS

If the sub-advisor's forecast of exchange rate movements is incorrect, the fund may realize losses on its foreign currency transactions. In addition, the fund's hedging transactions may prevent the fund from realizing the benefits of a favorable change in the value of foreign currencies.

RISKS OF SECURITIES LENDING

The fund is subject to the risk that the other party to a securities lending agreement will default on its obligations.


                            15  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

--------------------------------------------------------------------------------

FUND PERFORMANCE

International Fund is a newly organized series of First American Insurance Portfolios, Inc. (FAIP International Fund), and does not yet have its own performance record. However, this fund has substantially the same investment objectives, policies, strategies, and restrictions as the International Fund series of First American Investment Funds, Inc. (FAIF International Fund), another registered open-end investment company managed by the investment advisor. Performance information for FAIF International Fund is presented on the next page to provide you with a track record (performance and volatility) of the investment advisor in managing a fund substantially similar to the FAIP International Fund.

The performance illustrations are based on FAIF International Fund Class Y institutional shares. Of course, past performance does not guarantee future results, and investors should not consider this data as a substitute for past performance of FAIP International Fund or an indication of future performance of FAIP International Fund.

The bar chart shows you how performance of FAIF International Fund has varied from year to year. The table compares FAIF International Fund's performance over different time periods to that of the fund's benchmark index, which is a broad measure of market performance, is unmanaged and has no expenses. Both the chart and the table assume that all distributions have been reinvested. FAIF International Fund's performance reflects fund fees and expenses (after waivers).

Fees and expenses for FAIP International Fund will differ from those of FAIF International Fund. That is, the performance information presented for FAIF International Fund does not reflect the deduction of any separate account insurance fees or charges that would have been imposed by participating insurance companies in connection with their sale of variable life insurance policies or variable annuity contracts to investors. Investors should refer to the participating insurance companies' separate account prospectuses describing contract fees and expenses. Any such fees and expenses will reduce the performance of FAIP International Fund.


                            16  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FUND SUMMARIES

--------------------------------------------------------------------------------

FAIF INTERNATIONAL FUND COMPARATIVE PERFORMANCE

ANNUAL TOTAL RETURNS AS OF 12/31 EACH YEAR

9.36%       8.13%       16.79%       26.11%      83.40%
--------------------------------------------------------
1995        1996        1997         1998        1999


BEST QUARTER:

Quarter ending:         12/31/99

Total return            61.60%

WORST QUARTER:

Quarter ending:         9/30/98

Total return            -14.16%


AVERAGE ANNUAL TOTAL RETURNS                    Inception                                Since
AS OF 12/31/99                                       Date    One Year   Five Years   Inception
----------------------------------------------------------------------------------------------
FAIF International Fund                           4/04/94      83.40%       26.14%      20.84%
----------------------------------------------------------------------------------------------
Morgan Stanley Capital International Europe,
Australasia, Far East (EAFE) Index(1)                          26.96%       12.83%      11.23%
----------------------------------------------------------------------------------------------

(1) An unmanaged index including approximately 1,077 companies representing the stock markets of 14 European countries, Australia, New Zealand, Japan, Hong Kong and Singapore. The since inception performance of the index is calculated from 4/30/94. The EAFE Index will be the comparative benchmark for the FAIP International Fund.


                            17  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

POLICIES & SERVICES

BUYING AND SELLING SHARES

Shares of the funds are only made available through separate investment accounts of participating insurance companies as an underlying investment for your variable annuity contract or variable life insurance policy. Individual investors cannot obtain shares of the funds directly. Please refer to the accompanying prospectus of the participating insurance company for more information on how to select the funds as an investment option.

--------------------------------------------------------------------------------

Your participating insurance company is the funds' designee for receipt of purchase orders for your variable annuity contract or variable life insurance policy. The funds do not impose any separate charge on the contract owners or policy holders (contract owners) for the purchase or redemption of shares. Participating insurance companies purchase or redeem shares for separate accounts at net asset value (NAV) without any sales or redemption charge. Any separate charges imposed by the participating insurance company are described in the accompanying prospectus of the participating insurance company. A participating insurance company may also impose certain restrictions or limitations on the allocation of purchase payment or contract value to the funds in a separate account. Prospective investors should consult the applicable participating insurance company prospectus for information regarding fees and expenses of the contract and separate account and any applicable restrictions or limitations.

The share price that applies to a purchase or redemption order of fund shares is based on the next calculation of the NAV per share that is made after the participating insurance company receives such order from the contract owner on a regular business day. See "Calculating Your Share Price" for more information. Only the participating insurance companies that hold fund shares in their separate accounts for the benefit of contract owners can place orders to purchase or redeem shares. Contract owners should not directly contact the fund to request a purchase or redemption of fund shares. Contract owners should refer to the instructions in the participating insurance company prospectus for more information.

--------------------------------------------------------------------------------

CALCULATING YOUR SHARE PRICE

Your share price is based on the fund's NAV per share, which is generally calculated as of the close of regular trading on the New York Stock Exchange (usually 3 p.m. Central time) every day the exchange is open.

A fund's NAV is equal to the market value of its investments and other assets, less any liabilities, divided by the number of fund shares. If market prices are not readily available for an investment or if the advisor believes they are unreliable, fair value prices may be determined in good faith using methods approved by the funds' board of directors.

Funds may hold portfolio securities that trade on weekends or other days when the fund does not


                            18  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
price its shares. Therefore, the net asset value of a fund's shares may change on days when shareholders will not be able to purchase or redeem their shares.

--------------------------------------------------------------------------------

POTENTIAL CONFLICTS OF INTEREST

Shares of the funds may serve as the underlying investments for both variable annuity and variable life insurance contracts of various insurance companies. Due to differences in tax treatment or other considerations, the interests of various contract owners might at some time be in conflict. The funds currently do not foresee any such conflict. However, the Board of Directors of the funds intends to monitor events to identify any material conflicts that may arise and determine what action, if any, should be taken in response to such conflicts. If such a conflict were to occur, one or more participating insurance companies' separate accounts might be required to withdraw its investments in the funds. This might force the funds to sell securities at disadvantageous prices.


                            19  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

MANAGING YOUR INVESTMENT

DIVIDENDS AND DISTRIBUTIONS

Dividends from Growth Equity Fund's and Value Equity Fund's net investment income are declared and paid monthly. Dividends from International Fund's and Technology Fund's net investment income are declared and paid quarterly. The funds have no fixed dividend rate and cannot guarantee that dividends will be paid. Any capital gains are distributed at least once each year. Dividend and capital gain distributions will be reinvested in additional shares of the fund paying the distribution at NAV.

--------------------------------------------------------------------------------

TAXES

For a discussion of the tax status of a variable annuity contract or a variable life insurance policy, please consult your tax professional or refer to the accompanying prospectus of the participating insurance company. Because shares of the funds may be purchased only through insurance company separate accounts for variable annuity contracts and variable life insurance policies, dividends paid by the fund from net investment income and distributions (if any) of net realized short term and long term capital gains will be taxable, if at all, to the participating insurance company.

Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences.


                            20  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

ADDITIONAL INFORMATION

MANAGEMENT

U.S. Bank National Association (U.S. Bank), acting through its First American Asset Management division, is the funds' investment advisor. First American Asset Management provides investment management services to individuals and institutions, including corporations, foundations, pensions and retirement plans. As of December 31, 1999, it had more than $78 billion in assets under management, including investment company assets of more than $33 billion. As investment advisor, First American Asset Management manages the funds' business and investment activities, subject to the authority of the board of directors. Each fund pays the investment advisor a monthly fee for providing investment advisory services, at the annual rate set forth in the table:

                                                                    Advisory fee
                                                                       as a % of
                                                                   average daily
                                                                      net assets
--------------------------------------------------------------------------------
GROWTH EQUITY FUND(1)                                                 _________%

VALUE EQUITY FUND(1)                                                  _________%

TECHNOLOGY FUND(1)                                                    _________%

INTERNATIONAL FUND(1)                                                 _________%
--------------------------------------------------------------------------------

(1) The funds commenced operations as of the date of this Prospectus. The contractual fee rate is shown in the table.

INVESTMENT ADVISOR

First American Asset Management
601 Second Avenue South
Minneapolis, Minnesota 55402

SUB-ADVISOR

Marvin & Palmer Associates, Inc.
1201 North Market Street, Suite  2300
Wilmington, Delaware 19801

Marvin & Palmer Associates (Marvin & Palmer) is the sub-advisor to International Fund, and is responsible for the investment and reinvestment of those fund's assets and the placement of brokerage transactions for those funds. Marvin & Palmer has been retained by the funds' investment advisor and is paid a portion of the advisory fee.

A privately held company founded in 1986, Marvin & Palmer is engaged in the management of global, non-United States, domestic, and emerging markets equity portfolios, principally for


                            21  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
institutional accounts. As of December 31, 1999, the sub-advisor managed a total of approximately $14 billion in investments.

DISTRIBUTOR

SEI Investments Distribution Co.
Oaks, Pennsylvania 19456

PORTFOLIO MANAGEMENT

Each fund's investments are managed by a team of persons associated with First American Asset Management, or, in the case of International Fund, by a team of persons associated with Marvin & Palmer.

ADDITIONAL INFORMATION

MORE ABOUT THE FUNDS

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OBJECTIVES

The funds' objectives, which are described in the "Fund Summaries" section, may be changed without shareholder approval. If a fund's objectives change, you will be notified at least 30 days in advance. Please remember: There is no guarantee that any fund will achieve its objectives.

--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

The funds' main investment strategies are discussed in the "Fund Summaries" section. These are the strategies that the funds' investment advisor believes are most likely to be important in trying to achieve the funds' objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the Statement of Additional Information (SAI). For a copy of the SAI, call Investor Services at 1-800-637-2548.

TEMPORARY INVESTMENTS

In an attempt to respond to adverse market, economic, political or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including money market funds advised by the funds' advisor. Being invested in these securities may keep a fund from participating in a market upswing and prevent the fund from achieving its investment objectives.

PORTFOLIO TURNOVER

Portfolio managers for the funds may trade securities frequently, resulting, from time to time, in an annual portfolio turnover rate of over 100%. Under normal market conditions, annual


                            22  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
portfolio turnover for Technology Fund is expected to be high, often exceeding 100%. Trading of securities may produce capital gains, which are taxable to shareholders when distributed. Active trading may also increase the amount of commissions or mark-ups to broker-dealers that the fund pays when it buys and sells securities.

--------------------------------------------------------------------------------

RISKS

The main risks of investing in the funds are summarized in the "Fund Summaries" section. More information about fund risks is presented below.

RISKS OF INVESTING IN COMMON STOCKS

MARKET RISK. All stocks are subject to price movements due to changes in general economic conditions, the level of prevailing interest rates or investor perceptions of the market. Prices also are affected by the outlook for overall corporate profitability.

COMPANY RISK. Individual stocks can perform differently than the overall market. This may be a result of specific factors such as changes in corporate profitability due to the success or failure of specific products or management strategies, or it may be due to changes in investor perceptions regarding a company.

SECTOR RISK. The stocks of companies within specific industries or sectors of the economy can periodically perform differently than the overall stock market. This can be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions of a particular industry or sector.

RISKS OF THE TECHNOLOGY SECTOR

Technology Fund invests primarily in equity securities of companies which the fund's advisor believes have, or will develop, products, processes or services that will provide or benefit significantly from technological advances and improvements. Competitive pressures may have a significant effect on the financial condition of companies in the technology industry. For example, if technology continues to advance at an accelerated rate and the number of companies and product offerings continues to expand, these companies could become increasingly sensitive to short product cycles and aggressive pricing.

RISKS OF DEVELOPMENT STAGE AND SMALL CAP STOCKS

Technology Fund may have significant investments in development stage and small capitalization companies. Stocks of development stage and small capitalization companies involve substantial risk. These companies may lack the management expertise, financial resources, product diversification and competitive strengths of larger companies. Their stock prices may be subject to more abrupt or erratic movements than stock prices of larger, more established companies or the market averages in general. In addition, the frequency and volume of their trading may be less than is typical of larger companies, making them subject to wider price fluctuations. In some cases, there could be difficulties in selling the stocks of development


                            23  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
stage and small capitalization companies at the desired time and price.

RISKS OF IPOS

Technology Fund may frequently invest in companies at the time of their initial public offering. Most IPOs involve a high degree of risk not normally associated with offerings of more seasoned companies. Companies involved in IPOs generally have limited operating histories, and their prospects for future profitability are uncertain. These companies often are engaged in new and evolving businesses and are particularly vulnerable to competition and to changes in technology, markets and economic conditions. They may be dependent on certain key managers and third parties, need more personnel and other resources to manage growth and require significant additional capital. They may also be dependent on limited product lines and uncertain property rights and need regulatory approvals. Investors in IPOs can be affected by substantial dilution in the value of their shares by sales of additional shares and by concentration of control in existing management and principal shareholders. Stock prices of IPOs can also be highly unstable, due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

FOREIGN SECURITY RISK

Growth Equity Fund, Value Equity Fund and Technology Fund may each invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States stock exchange or represented by American Depositary Receipts. Securities of foreign issuers, even when dollar-denominated and publicly traded in the United States, may involve risks not associated with the securities of domestic issuers. For certain foreign countries, political or social instability or diplomatic developments could adversely affect the securities. There is also the risk of loss due to governmental actions such as a change in tax statutes or the modification of individual property rights. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy.

RISKS OF INTERNATIONAL INVESTING

International Fund invests primarily in equity securities that trade in markets other than the United States. International investing involves risks not typically associated with U.S. investing. These risks include:

CURRENCY RISK. Because foreign securities often trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect International Fund's net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. A strong U.S. dollar relative to these other currencies will adversely affect the value of the fund.

POLITICAL AND ECONOMIC RISKS. International investing is subject to the risk of political, social or economic instability in the country of the issuer of a security, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets and nationalization of assets.

FOREIGN TAX RISK. International Fund's income from foreign issuers may be subject to non-U.S.


                            24  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS
withholding taxes. In some countries, the fund also may be subject to taxes on trading profits and, on certain securities transactions, transfer or stamp duties tax. To the extent foreign income taxes are paid by the fund, U.S. shareholders may be entitled to a credit or deduction for U.S. tax purposes. See the Statement of Additional Information for details.

RISK OF RESTRICTIONS. Some countries, particularly emerging markets, restrict to varying degrees foreign investment in their securities markets. In some circumstances, these restrictions may limit or preclude investment in certain countries or may increase the cost of investing in securities of particular companies.

FOREIGN SECURITIES MARKET RISK. Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local brokers and financial institutions, the possibility of permanent or temporary termination of trading, and greater spreads between bid and asked prices for securities. In addition, non-U.S. stock exchanges and brokers are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

INFORMATION RISK. Non-U.S. companies generally are not subject to uniform accounting, auditing and financial reporting standards or to other regulatory requirements that apply to U.S. companies. As a result, less information may be available to investors concerning non-U.S. issuers. Accounting and financial reporting standards in emerging markets may be especially lacking.

RISKS OF EURO CONVERSION. On January 1, 1999, the European Union introduced a single currency, the Euro, which was adopted as the common legal currency for participating member countries. Existing sovereign currencies of the participating countries will remain legal tender in those countries, as denominations of the Euro, until January 1, 2002. Participating countries are Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.

Whether the Euro conversion will materially affect International Fund's performance is uncertain. The fund may be affected by the Euro's impact on the business or financial condition of European issuers held by the fund. The ongoing process of establishing the Euro may result in market volatility. In addition, the transition to the Euro and the elimination of currency risk among participating countries may change the economic environment and behavior of investors, particularly in European markets. To the extent International Fund holds non-U.S. dollar (Euro or other) denominated securities, it will still be exposed to currency risk due to fluctuations in those currencies versus the U.S. dollar.

RISKS OF ACTIVE MANAGEMENT

Each fund is actively managed and their performance therefore will reflect in part the advisor's or sub-advisor's ability to make investment decisions which are suited to achieving the funds' respective investment objectives. Due to their active management, the funds could underperform other mutual funds with similar investment objectives.


                            25  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

RISKS OF SECURITIES LENDING

When a fund loans its portfolio securities, it will receive collateral equal to at least 100% of the value of the loaned securities. Nevertheless, the fund risks a delay in the recovery of the loaned securities, or even the loss of rights in the collateral deposited by the borrower if the borrower should fail financially. To reduce these risks, the funds enter into loan arrangements only with institutions which the funds' advisor has determined are creditworthy under guidelines established by the funds' board of directors.


                            26  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

ADDITIONAL INFORMATION

FINANCIAL HIGHLIGHTS

The funds had not commenced operations prior to the date of this prospectus.


                            27  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

FOR MORE INFORMATION

More information about the funds is available in the funds' Statement of Additional Information and annual and semiannual reports.

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI provides more details about the funds and their policies. A current SAI is on file with the Securities and Exchange Commission (SEC) and is incorporated into this prospectus by reference (which means that it is legally considered part of this prospectus).

ANNUAL AND SEMIANNUAL REPORTS

Additional information about the funds' investments will be available in the funds' annual and semiannual reports to shareholders. In the funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the funds' performance during their last fiscal year.

You can obtain a free copy of the funds' SAI and/or free copies of the funds' most recent annual or semiannual reports by calling Investor Services at 1-800-637-2548. The material you request will be sent by first-class mail or other means designed to ensure equally prompt delivery, within three business days of receipt of the request.

You can also obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, D.C. 20549-0102. For more information, call 1-202-942-8090.

Information about the Funds is also available on the Internet. Text-only versions of fund documents can be viewed online or downloaded from the EDGAR Database on the SEC's Internet site at http://www.sec.gov.


                            28  PROSPECTUS - FIRST AMERICAN INSURANCE PORTFOLIOS

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

                       STATEMENT OF ADDITIONAL INFORMATION
                               DATED APRIL 1, 2000


                               GROWTH EQUITY FUND
                               VALUE EQUITY FUND
                                TECHNOLOGY FUND
                               INTERNATIONAL FUND

This Statement of Additional Information relates to the funds named above (the "Funds"), each of which is a series of First American Insurance Portfolios, Inc. This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Funds' current Prospectuses dated April 1, 2000. This Statement of Additional Information is incorporated into the Funds' Prospectuses by reference. To obtain copies of the Prospectus, contact your participating insurance company. Please retain this Statement of Additional Information for future reference.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

GENERAL INFORMATION                                                            1

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS                             2
      Short-Term Investments                                                   2
      U.S. Government Securities                                               3
      Repurchase Agreements                                                    4
      When-Issued and Delayed Delivery Transactions                            4
      Lending of Portfolio Securities                                          5
      Options Transactions                                                     5
      Futures and Options on Futures                                           6
      Fixed Income Securities                                                  7
      Foreign Securities                                                       8
      Foreign Currency Transactions                                            9
      Debt Obligations Rated Less Than Investment Grade                       10
      Preferred Stock                                                         11
      CFTC Information                                                        11

INVESTMENT RESTRICTIONS                                                       11

DIRECTORS AND EXECUTIVE OFFICERS                                              12
      Directors                                                               12
      Executive Officers                                                      13
      Compensation                                                            14

INVESTMENT ADVISORY AGREEMENT AND OTHER SERVICES                              15
      Investment Advisory Agreement                                           15
      Sub-Advisory Agreement For International Fund                           16
      Administration Agreement                                                16
      Distributor                                                             16
      Custodian; Counsel; Auditors                                            17

PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE                            17

CAPITAL STOCK                                                                 19

NET ASSET VALUE AND PUBLIC OFFERING PRICE                                     19

FUND PERFORMANCE                                                              19

TAXATION                                                                      21

RATINGS                                                                       24
      Ratings of Corporate Debt Obligations and Municipal Bonds               24
      Ratings of Preferred Stock                                              25
      Ratings of Commercial Paper                                             26

FINANCIAL STATEMENTS                                                          26

GENERAL INFORMATION

         First American Insurance Portfolios, Inc. ("FAIP") was incorporated in the State of Minnesota on August 27, 1999. FAIP is organized as a series fund and currently issues its shares in four series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of FAIP to which this Statement of Additional Information relates are named on the cover. These series are referred to in this Statement of Additional Information as the "Funds."

         The Bylaws of FAIP provide that annual shareholders' meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the Investment Company Act of 1940 (the "1940 Act"). Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting power of all shares entitled to vote may demand a regular meeting of shareholders. Minnesota law further provides that a special meeting of shareholders may be called by a shareholder or shareholders holding 10% or more of the voting power of all shares entitled to vote, except that a special meeting for the purpose of considering any action to facilitate or effect a business combination, including any action to change or otherwise affect the composition of the board of directors for that purpose, must be called by 25% or more of the voting power of all shares entitled to vote. The 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions, for approval of all investment advisory agreements, and for the adoption of, and material increases in amounts payable under, Rule 12b-1 distribution plans.

         Growth Equity Fund, Value Equity Fund and International Fund are each diversified open-end management investment companies. Technology Fund is a non-diversified open-end management investment company.

         This Statement of Additional Information may also refer to affiliated investment companies, including: First American Funds, Inc. ("FAF"); First American Strategy Funds, Inc. ("FASF"); First American Investment Funds, Inc. ("FAIF"); and eleven separate closed-end funds (American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc.-II, American Strategic Income Portfolio Inc.-III, American Municipal Income Portfolio Inc., Minnesota Municipal Income Portfolio Inc., American Select Portfolio Inc., American Municipal Term Trust Inc., American Municipal Term Trust Inc.-II, American Municipal Term Trust Inc.-III, Minnesota Municipal Term Trust Inc., and Minnesota Municipal Term Trust Inc.-II) collectively referred to as the First American Closed-End Funds ("FACEF").

               ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

         The main investment strategies of each Fund are set forth in the Funds' Prospectus. Additional information concerning main investment strategies of the Funds, and other investment strategies which may be used by the Funds, is set forth below. The Funds have attempted to identify any investment strategies that will be employed in pursuing each Fund's investment objective. However, in the absence of an affirmative limitation, a Fund may utilize any strategy or technique that is consistent with its investment objective. The Funds do not anticipate that any such strategy or technique would exceed 5% of a Fund's assets absent specific identification of that practice. Additional information concerning the Funds' investment restrictions is set forth below under "Investment Restrictions."

         If a percentage limitation on investments by a Fund stated in this Section or in "Investment Restrictions" below is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund which is limited to investing in securities with specified ratings is not required to sell a security if its rating is reduced or discontinued after purchase, but the Fund may consider doing so. However, in no event will more than 15% of any Fund's net assets be invested in illiquid securities. Descriptions of the rating categories of Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc. ("Standard & Poor's") and Moody's Investors Service, Inc. ("Moody's") are contained in "Ratings" below.

SHORT-TERM INVESTMENTS

         The Funds can invest in a variety of short-term instruments such as rated commercial paper and variable amount master demand notes; United States dollar-denominated time and savings deposits (including certificates of deposit); bankers' acceptances; obligations of the United States Government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term United States dollar-denominated obligations. The other mutual funds in which the Funds may so invest include money market funds advised by U.S. Bank National Association, the Funds' investment advisor ("U.S. Bank" or the "Advisor"), subject to certain restrictions contained in an exemptive order issued by the Securities and Exchange Commission ("SEC") with respect thereto.

         Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Advisor to the extent permitted by an exemptive order issued by the Securities and Exchange Commission with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

         COMMERCIAL PAPER. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. The Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor's or Moody's, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Advisor to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor's and Moody's, see "Ratings."

         BANKERS' ACCEPTANCES. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

         VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Advisor or International Fund's investment sub-advisor will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

         VARIABLE RATE DEMAND OBLIGATIONS. Variable rate demand obligations ("VRDO") are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days' notice or at specified intervals not exceeding 397 calendar days on no more than 30 days' notice.

U.S. GOVERNMENT SECURITIES

         The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

         * direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

         * notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

         * notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding; and

         * notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities.

         U.S. TREASURY INFLATION-PROTECTION SECURITIES. The Funds' investments in U.S. Government securities may include in U.S. Treasury inflation-protection securities, which are issued by the United States Department of Treasury ("Treasury") with a nominal return linked to the inflation rate in prices. The index used to measure inflation is the non-seasonally adjusted U.S. City Average All Items Consumer Price Index for All Urban Consumers ("CPI-U").

         The value of the principal is adjusted for inflation, and pays interest every six months. The interest payment is equal to a fixed percentage of the inflation-adjusted value of the principal. The final payment of principal of the security will not be less than the original par amount of the security at issuance.

         The principal of the inflation-protection security is indexed to the non-seasonally adjusted CPI-U. To calculate the inflation-adjusted principal value for a particular valuation date, the value of the principal at issuance is multiplied by the index ratio applicable to that valuation date. The index ratio for any date is the ratio of the reference CPI applicable to such date to the reference CPI applicable to the original issue date. Semiannual coupon interest is determined by multiplying the inflation-adjusted principal amount by one-half of the stated rate of interest on each interest payment date.

         Inflation-adjusted principal or the original par amount, whichever is larger, is paid on the maturity date as specified in the applicable offering announcement. If at maturity the inflation-adjusted principal is less than the original principal value of the security, an additional amount is paid at maturity so that the additional amount plus the inflation-adjusted principal equals the original principal amount. Some inflation-protection securities may be stripped into principal and interest components. In the case of a stripped security, the holder of the stripped principal component would receive this additional amount. The final interest payment, however, will be based on the final inflation-adjusted principal value, not the original par amount.

         The reference CPI for the first day of any calendar month is the CPI-U for the third preceding calendar month. (For example, the reference CPI for December 1 is the CPI-U reported for September of the same year, which is released in October.) The reference CPI for any other day of the month is calculated by a linear interpolation between the reference CPI applicable to the first day of the month and the reference CPI applicable to the first day of the following month.

         Any revisions the Bureau of Labor Statistics (or successor agency) makes to any CPI-U number that has been previously released will not be used in calculations of the value of outstanding inflation-protection securities. In the case that the CPI-U for a particular month is not reported by the last day of the following month, the Treasury will announce an index number based on the last year-over-year CPI-U inflation rate available. Any calculations of the Treasury's payment obligations on the inflation-protection security that need that month's CPI-U number will be based on the index number that the Treasury has announced. If the CPI-U is rebased to a different year, the Treasury will continue to use the CPI-U series based on the base reference period in effect when the security was first issued as long as that series continues to be published. If the CPI-U is discontinued during the period the inflation-protection security is outstanding, the Treasury will, in consultation with the Bureau of Labor Statistics (or successor agency), determine an appropriate substitute index and methodology for linking the discontinued series with the new price index series. Determinations of the Secretary of the Treasury in this regard are final.

         Inflation-protection securities will be held and transferred in either of two book-entry systems: the commercial book-entry system (TRADES) and TREASURY DIRECT. The securities will be maintained and transferred at their original par amount, i.e., not at their inflation-adjusted value. STRIPS components will be maintained and transferred in TRADES at their value based on the original par amount of the fully constituted security.

REPURCHASE AGREEMENTS

         The Funds may invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Advisor or, in the case of International Fund, the Fund's investment sub-advisor, will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

         The Funds' custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

         Each of the Funds may purchase securities on a when-issued or delayed delivery basis. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered into but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date. Pending delivery of the securities, each Fund will maintain in a segregated account cash or liquid high-grade securities in an amount sufficient to meet its purchase commitments.

         The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund's purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund's total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. However, the Funds will engage in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with their investment objectives, and not for the purpose of investment leverage. A seller's failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

         When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund's custodian will maintain in a segregated account cash or liquid securities in an amount sufficient to meet the Fund's purchase commitments. It may be expected that a Fund's net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments in the manner described above, its liquidity and the ability of the Advisor or, in the case of International Fund, the Fund's sub-advisor, to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever exceeded 25% of the value of its total assets. Under normal market conditions, however, a Fund's commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

LENDING OF PORTFOLIO SECURITIES

         In order to generate additional income, each of the Funds may lend portfolio securities representing up to one-third of the value of its total assets to broker-dealers, banks or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Funds will only enter into loan arrangements with broker-dealers, banks, or other institutions which the Advisor or, in the case of International Fund, the Fund's sub-advisor has determined are creditworthy under guidelines established by the Board of Directors. The Funds will pay a portion of the income earned on the lending transaction to the placing broker and may pay administrative and custodial fees (including fees to the Advisor, acting as securities lending agent) in connection with these loans which, in the case of U.S. Bank, are 40% of the Funds' income from such securities lending transactions.

         In these loan arrangements, the Funds will receive collateral in the form of cash, United States Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. This collateral must be valued daily by the Advisor or, in the case of International Fund, the Fund's sub-advisor and, if the market value of the loaned securities increases, the borrower must furnish additional collateral to the lending Fund. During the time portfolio securities are on loan, the borrower pays the lending Fund any dividends or interest paid on the securities. Loans are subject to termination at any time by the lending Fund or the borrower. While a Fund does not have the right to vote securities on loan, it would terminate the loan and regain the right to vote if that were considered important with respect to the investment.

         U.S. Bank, the Funds' custodian and investment advisor, may act as securities lending agent for the Funds and receive separate compensation for such services, subject to compliance with conditions contained in an SEC exemptive order permitting U.S. Bank to provide such services and receive such compensation.

OPTIONS TRANSACTIONS

         To the extent set forth below, the Funds may purchase put and call options on equity securities, stock indices, interest rate indices and/or foreign currencies. These transactions will be undertaken for the purpose of reducing risk to the Funds; that is, for "hedging" purposes. Options on futures contracts are discussed below under "-- Futures and Options on Futures."

         OPTIONS ON SECURITIES. The Funds may purchase put and call options on securities they own or have the right to acquire. A put option on a security gives the purchaser of the option the right (but not the obligation) to sell, and the writer of the option the obligation to buy, the underlying security at a stated price (the "exercise price") at any time before the option expires. A call option on a security gives the purchaser the right (but not the obligation) to buy, and the writer the obligation to sell, the underlying security at the exercise price at any time before the option expires. The purchase price for a put or call option is the "premium" paid by the purchaser for the right to sell or buy.

         A Fund may purchase put options to hedge against a decline in the value of its portfolio. By using put options in this way, a Fund would reduce any profit it might otherwise have realized in the underlying security by the amount of the premium paid for the put option and by transaction costs. In similar fashion, a Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire unexercised.

         OPTIONS ON STOCK INDICES. The Funds may purchase put and call options on stock indices. Options on stock indices are similar to options on individual stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the stock index upon which the option is based is greater than, in the case of a call, or lesser than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the "multiplier"). The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike stock options, all settlements for stock index options are in cash, and gain or loss depends on price movements in the stock market generally (or in a particular industry or segment of the market) rather than price movements in individual stocks. The multiplier for an index option performs a function similar to the unit of trading for a stock option. It determines the total dollar value per contract of each point in the difference between the underlying stock index. A multiplier of 100 means that a one-point difference will yield $100. Options on different stock indices may have different multipliers.

         WRITING OF CALL OPTIONS. The Funds may write (sell) covered call options. These transactions would be undertaken principally to produce additional income. Depending on the Fund, these transactions may include the writing of covered call options on equity securities or in the case of International Fund, on foreign currencies. The Funds, other than International Fund, may write (sell) covered call options covering up to 25% of the equity securities owned by such Funds, and, in the case of International Fund, covering up to 50% of the equity securities owned by such Fund.

         When a Fund sells a covered call option, it is paid a premium by the purchaser. If the market price of the security covered by the option does not increase above the exercise price before the option expires, the option generally will expire without being exercised, and the Fund will retain both the premium paid for the option and the security. If the market price of the security covered by the option does increase above the exercise price before the option expires, however, the option is likely to be exercised by the purchaser. In that case the Fund will be required to sell the security at the exercise price, and it will not realize the benefit of increases in the market price of the security above the exercise price of the option. These Funds may also write call options on stock indices the movements of which generally correlate with those of the respective Funds' portfolio holdings. These transactions, which would be undertaken principally to produce additional income, entail the risk of an imperfect correlation between movements of the index covered by the option and movements in the price of the Fund's portfolio securities.

         The writer (seller) of a call option has no control over when the underlying securities must be sold; the writer may be assigned an exercise notice at any time prior to the termination of the option. If a call option is exercised, the writer experiences a profit or loss from the sale of the underlying security. The writer of a call option that wishes to terminate its obligation may effect a "closing purchase transaction." This is accomplished by buying an option on the same security as the option previously written. If a Fund was unable to effect a closing purchase transaction in a secondary market, it would not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.

         LIMITATIONS. None of the Funds, other than International Fund, will invest more than 5% of the value of its total assets in purchased options, provided that options which are "in the money" at the time of purchase may be excluded from this 5% limitation. A call option is "in the money" if the exercise price is lower than the current market price of the underlying security or index, and a put option is "in the money" if the exercise price is higher than the current market price. A Fund's loss exposure in purchasing an option is limited to the sum of the premium paid and the commission or other transaction expenses associated with acquiring the option.

         The use of purchased put and call options involves certain risks. These include the risk of an imperfect correlation between market prices of securities held by a Fund and the prices of options, and the risk of limited liquidity in the event that a Fund seeks to close out an options position before expiration by entering into an offsetting transaction.

FUTURES AND OPTIONS ON FUTURES

         International Fund may engage in stock index futures contracts and options thereon. International Fund may enter into contracts for the future delivery of securities and options thereon, and may enter into contracts for the future delivery of foreign currencies and options thereon.

         A futures contract on a security obligates one party to purchase, and the other to sell, a specified security at a specified price on a date certain in the future. A futures contract on an index obligates the seller to deliver, and entitles the purchaser to receive, an amount of cash equal to a specific dollar amount times the difference between the value of the index at the expiration date of the contract and the index value specified in the contract. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified exercise price, to sell or to purchase the underlying futures contract at any time during the option period.

         At the same time a futures contract is purchased or sold, the Fund generally must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1-1/2% to 5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value. Futures transactions also involve brokerage costs and require the Fund to segregate liquid assets, such as cash, United States Government securities or other liquid high grade debt obligations equal to at least 100% of its performance under such contracts.

         International Fund may use futures contracts and options on futures in an effort to hedge against market risks and as part of its management of foreign currency transactions.

         Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed 5% of the Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed 1/3 of the market value of the Fund's total assets. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company under the Code.

         Where the Fund is permitted to purchase options on futures, its potential loss is limited to the amount of the premiums paid for the options. As stated above, this amount may not exceed 5% of the Fund's total assets. Where the Fund is permitted to enter into futures contracts obligating it to purchase securities, currency or an index in the future at a specified price, the Fund could lose 100% of its net assets in connection therewith if it engaged extensively in such transactions and if the market value or index value of the subject securities, currency or index at the delivery or settlement date fell to zero for all contracts into which a Fund was permitted to enter. Where the Fund is permitted to enter into futures contracts obligating it to sell securities or currencies, its potential losses are unlimited if it does not own the securities or currencies covered by the contracts and it is unable to close out the contracts prior to the settlement date.

         Futures transactions involve brokerage costs and require the Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities or foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.

FIXED INCOME SECURITIES

         The fixed income securities in which Growth Equity Fund, Value Equity Fund, and Technology Fund may invest include securities issued or guaranteed by the United States Government or its agencies or instrumentalities, nonconvertible preferred stocks, nonconvertible corporate debt securities, and short-term obligations of the kinds described above. Investments in nonconvertible preferred stocks and nonconvertible corporate debt securities will be limited to securities which are rated at the time of purchase not less than BBB by Standard & Poor's or Baa by Moody's (or equivalent short-term ratings), or which have been assigned an equivalent rating by another nationally recognized statistical rating organization, or which are of comparable quality in the judgment of the Advisor. Obligations rated BBB, Baa or their equivalent, although investment grade, have speculative characteristics and carry a somewhat higher risk of default than obligations rated in the higher investment grade categories.

         In addition, each Fund, including International Fund, may invest up to 5% of its net assets in less than investment grade convertible debt obligations. For a description of such obligations and the risks associated therewith, see "-- Debt Obligations Rated Less Than Investment Grade."

         The fixed income securities specified above, are subject to (i) interest rate risk (the risk that increases in market interest rates will cause declines in the value of debt securities held by a Fund); (ii) credit risk (the risk that the issuers of debt securities held by a Fund default in making required payments); and (iii) call or prepayment risk (the risk that a borrower may exercise the right to prepay a debt obligation before its stated maturity, requiring a Fund to reinvest the prepayment at a lower interest rate).

FOREIGN SECURITIES

         GENERAL. Under normal market conditions International Fund invests principally in foreign securities, and certain other Funds may invest lesser proportions of their assets in securities of foreign issuers that are either listed on a United States securities exchange or represented by American Depositary Receipts. In addition, Growth Equity Fund, Value Equity Fund, and Technology Fund each may invest up to 25% of its total assets in securities of foreign issuers which are either listed on a United States securities exchange or represented by American Depositary Receipts.

         Investment in foreign securities is subject to special investment risks that differ in some respects from those related to investments in securities of United States domestic issuers. These risks include political, social or economic instability in the country of the issuer, the difficulty of predicting international trade patterns, the possibility of the imposition of exchange controls, expropriation, limits on removal of currency or other assets, nationalization of assets, foreign withholding and income taxation, and foreign trading practices (including higher trading commissions, custodial charges and delayed settlements). Foreign securities also may be subject to greater fluctuations in price than securities issued by United States corporations. The principal markets on which these securities trade may have less volume and liquidity, and may be more volatile, than securities markets in the United States.

         In addition, there may be less publicly available information about a foreign company than about a United States domiciled company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to United States domestic companies. There is also generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. Confiscatory taxation or diplomatic developments could also affect investment in those countries. In addition, foreign branches of United States banks, foreign banks and foreign issuers may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of United States banks and United States domestic issuers.

         EMERGING MARKETS. International Fund may invest in securities issued by the governmental and corporate issuers that are located in emerging market countries. Investing in securities of issuers in emerging market countries involves exposure to economic infrastructures that are generally less diverse and mature than, and to political systems that can be expected to have less stability than, those of developed countries. Other characteristics of emerging market countries that may affect investment in their markets include certain governmental policies that may restrict investment by foreigners and the absence of developed legal structures governing private and foreign investments and private property. The typical small size of the markets for securities issued by issuers located in emerging markets and the possibility of low or nonexistent volume of trading in those securities may also result in a lack of liquidity and in price volatility of those securities. In addition, issuers in emerging market countries are typically subject to a greater degree of change in earnings and business prospects than are companies in developed markets.

         AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS. For many foreign securities, United States dollar-denominated American Depositary Receipts, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. American Depositary Receipts represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. American Depositary Receipts do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in American Depositary Receipts rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for many American Depositary Receipts. The information available for American Depositary Receipts is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject. International Fund also may invest in European Depositary Receipts, which are receipts evidencing an arrangement with a European bank similar to that for American Depositary Receipts and which are designed for use in the European securities markets. European Depositary Receipts are not necessarily denominated in the currency of the underlying security.

         Certain American Depositary Receipts and European Depositary Receipts, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of the facilities while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders in respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through voting rights.

         FOREIGN SECURITIES EXCHANGES. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges. Foreign markets also have different clearance and settlement procedures, and in some markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of International Fund is uninvested. In addition, settlement problems could cause such Funds to miss attractive investment opportunities or to incur losses due to an inability to sell or deliver securities in a timely fashion. In the event of a default by an issuer of foreign securities, it may be more difficult for the Fund to obtain or to enforce a judgment against the issuer.

FOREIGN CURRENCY TRANSACTIONS

         International Fund invests in securities which are purchased and sold in foreign currencies. The value of its assets as measured in United States dollars therefore may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations. International Fundsalso will incur costs in converting United States dollars to local currencies, and vice versa.

         International Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell an amount of a specific currency at a specific price on a future date agreed upon by the parties. These forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers.

         International Fund may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. The Fund may engage in "transaction hedging" to protect against a change in the foreign currency exchange rate between the date the Fund contracts to purchase or sell a security and the settlement date, or to "lock in" the United States dollar equivalent of a dividend or interest payment made in a foreign currency. It also may engage in "portfolio hedging" to protect against a decline in the value of its portfolio securities as measured in United States dollars which could result from changes in exchange rates between the United States dollar and the foreign currencies in which the portfolio securities are purchased and sold. International Fund also may hedge foreign currency exchange rate risk by engaging in currency futures and options transactions.

         Although a foreign currency hedge may be effective in protecting the Fund from losses resulting from unfavorable changes in exchanges rates between the United States dollar and foreign currencies, it also would limit the gains which might be realized by the Fund from favorable changes in exchange rates. The Fund's investment sub-advisor's decision whether to enter into currency hedging transactions will depend in part on its view regarding the direction and amount in which exchange rates are likely to move. The forecasting of movements in exchange rates is extremely difficult, so that it is highly uncertain whether a hedging strategy, if undertaken, would be successful. To the extent that their respective investment sub-advisor's view regarding future exchange rates proves to have been incorrect, International Fund may realize losses on their foreign currency transactions.

         As stated above, International Fund may engage in a variety of foreign currency transactions in connection with its investment activities. These include forward foreign currency exchange contracts, foreign currency futures, and foreign currency options.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers. International Fund will not enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of the Fund's securities or other assets denominated in that currency. The Fund will comply with applicable SEC announcements requiring it to segregate assets to cover its commitments with respect to such contracts. At the present time, these announcements generally require a fund with a long position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities equal to the purchase price of the contract, and require a fund with a short position in a forward foreign currency contract to establish with its custodian a segregated account containing cash or liquid high grade debt securities that, when added to any margin deposit, equal the market value of the currency underlying the forward contract. These requirements will not apply where a forward contract is used in connection with the settlement of investment purchases or sales or to the extent that the position has been "covered" by entering into an offsetting position. International Fund generally will not enter into a forward contract with a term longer than one year.

         FOREIGN CURRENCY FUTURES TRANSACTIONS. Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts. As part of its financial futures transactions, International Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives as through investing in forward foreign currency exchange contracts.

         FOREIGN CURRENCY OPTIONS. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.

         A foreign currency call option rises in value if the underlying currency appreciates. Conversely, a foreign currency put option rises in value if the underlying currency depreciates. While purchasing a foreign currency option may protect International Fund against an adverse movement in the value of a foreign currency, it would not limit the gain which might result from a favorable movement in the value of the currency. For example, if the Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. In such an event, however, the amount of the Fund's gain would be offset in part by the premium paid for the option. Similarly, if the Fund entered into a contract to purchase a security denominated in a foreign currency and purchased a foreign currency call to hedge against a rise in the value of the currency between the date of purchase and the settlement date, the Fund would not need to exercise its call if the currency instead depreciated in value. In such a case, the Fund could acquire the amount of foreign currency needed for settlement in the spot market at a lower price than the exercise price of the option.

DEBT OBLIGATIONS RATED LESS THAN INVESTMENT GRADE

         The "equity securities" in which the Funds may invest include corporate debt obligations which are convertible into common stock. These convertible debt obligations may include obligations rated as low as CCC by Standard & Poor's or Caa by Moody's or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. Debt obligations rated BB, B or CCC by Standard & Poor's or Ba, B or Caa by Moody's are considered to be less than "investment grade" and are sometimes referred to as "junk bonds." Each Fund may invest up to 5% of its net assets in less than investment grade convertible debt obligations.

         Participation in non-investment grade securities involves greater returns in the form of higher average yields. Yields on less than investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of less than investment grade debt obligations.

         In addition, the secondary trading market for less than investment grade debt obligations may be less developed than the market for investment grade obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of less than investment grade obligations, especially in a thin secondary trading market.

         Certain risks also are associated with the use of credit ratings as a method for evaluating less than investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the use of less than investment grade convertible debt obligations may be more dependent on the Advisor's or sub-advisor's own credit analysis than is the case with investment grade obligations.

PREFERRED STOCK

         The Funds may invest in preferred stock. Preferred stock, unlike common stock, offers a stated dividend rate payable from the issuer's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

CFTC INFORMATION

         The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," which are defined as any person engaged in a business which is of the nature of an investment trust, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others funds, securities or property for the purpose of trading in a commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which (i) will use commodity futures or commodity options contracts solely for bona fide hedging purposes (provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract, an investment company may meet certain other tests set forth in Rule 4.5); (ii) will not enter into commodity futures and commodity options contracts for which the aggregate initial margin and premiums exceed 5% of its assets; (iii) will not be marketed to the public as a commodity pool or as a vehicle for investing in commodity interests; (iv) will disclose to its investors the purposes of and limitations on its commodity interest trading; and (v) will submit to special calls of the CFTC for information. Any investment company desiring to claim this exclusion must file a notice of eligibility with both the CFTC and the National Futures Association. FAIP has made such notice filings with respect to those Funds which may invest in commodity futures or commodity options contracts.

                             INVESTMENT RESTRICTIONS

         In addition to the investment objectives and policies set forth in the Prospectuses and under the caption "Additional Information Concerning Fund Investments" above, each of the Funds is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 6 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

         None of the Funds will:

         1. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. (As a non-fundamental policy, no fund will make additional investments while its borrowings exceed 5% of total assets.)

         2. Concentrate its investments in a particular industry, except that Technology Fund will concentrate its investments in the technology industry. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions, are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         3. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

         4. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interest therein or in securities of companies that deal in real estate or mortgages.

         5. Purchase physical commodities or contracts relating to physical commodities.

         6. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

         The following restriction is non-fundamental and may be changed by FAIP's Board of Directors without a shareholder vote: None of the Funds will invest more than 15% of its net assets in all forms of illiquid investments.

         The Board of Directors has adopted guidelines and procedures under which the Funds' Advisor is to determine whether certain types of securities which may be held by the Funds are "liquid" and to report to the Board concerning its determinations, including: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; and (ii) commercial paper issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A.

         For purposes of determining industry concentration for domestic equity securities, the Funds use the North American Industry Classification System (NAICS Manual).


                        DIRECTORS AND EXECUTIVE OFFICERS

         The directors and executive officers of FAIP are listed below, together with their business addresses and their principal occupations during the past five years. Directors who are "interested persons" (as that term is defined in the 1940 Act) of FAIP are identified with an asterisk.

DIRECTORS

         Robert J. Dayton, 5140 Norwest Center, Minneapolis, Minnesota 55402:
Director of FAF since December 1994 and of FAIF since September 1994, of FASF since June 1996 and of FAIP since August 1999; Chairman (1989-1993) and Chief Executive Officer (1993-present), Okabena Company (private family investment office). Age: 56.

         Roger A. Gibson, 1020 15th Street, Ste. 41A, Denver, Colorado 80202:
Director of FAF, FAIF and FASF since October 1997, and of FAIP since August 1999; Vice President North America-Mountain Region for United Airlines since June 1995; prior to his current position, served most recently as Vice President Customer Service for United Airlines in the West Region in San Francisco and the Mountain Region in Denver, Colorado; employee at United Airlines since 1967.
Age: 52.

         Andrew M. Hunter III, 537 Harrington Road, Wayzata, Minnesota 55391:
Director of FAIF, FAF and FASF since January 1997, and of FAIP since August 1999; Chairman of Hunter, Keith Industries, a diversified manufacturing and services management company, since 1975. Age: 51.

         Leonard W. Kedrowski, 16 Dellwood Avenue, Dellwood, Minnesota 55110:
Director of FAF and FAIF since November 1993, of FASF since June 1996, and of FAIP since August 1999; Owner and President of Executive and Management Consulting, Inc., a management consulting firm since 1992; Vice President, Chief Financial Officer,

Treasurer, Secretary and Director of Anderson Corporation, a large privately-held manufacturer of wood windows, from 1983 to October 1992. Age: 57.

         * John M. Murphy, Jr., 601 Second Avenue South, Minneapolis, Minnesota 55402; Director of FAIF, FAF and FASF since June 1999, and of FAIP since August 1999; Executive Vice President of U.S. Bancorp since January 1999; Chairman and Chief Investment Officer of First American Asset Management and U.S. Bank Trust, N.A., and Executive Vice President of U.S. Bancorp, from 1991 to 1999. Age 57.

         * Robert L. Spies, 4715 Twin Lakes Avenue, Brooklyn Center, Minnesota 55429: Director of FAIF, FAF and FASF since January 31, 1997, and of FAIP since August 1999; employed by U.S. Bancorp and subsidiaries from 1957 to January 31, 1997, most recently as Vice President, U.S. Bank National Association. Age: 65.

         Joseph D. Strauss, 8617 Edenbrook Crossing, # 443, Brooklyn Park, Minnesota 55443: Director of FAF since 1984 and of FAIF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chairman of FAF's and FAIF's Boards from 1993 to September 1997 and of FASF's Board from June 1996 to September 1997; President of FAF and FAIF from June 1989 to November 1989; Owner and President, Strauss Management Company, since 1993; Owner and President, Community Resource Partnerships, Inc., a community business retention survey company, since 1992; attorney-at-law. Age: 58.

         Virginia L. Stringer, 712 Linwood Avenue, St. Paul, Minnesota 55105:
Director of FAIF since August 1987, of FAF since April 1991, of FASF since June 1996, and of FAIP since August 1999; Chair of FAIF's, FAF's and FASF's Boards since September 1997; Owner and President, Strategic Management Resources, Inc. since 1993; formerly President and Director of The Inventure Group, a management consulting and training company, President of Scott's, Inc., a transportation company, and Vice President of Human Resources of The Pillsbury Company. Age:
55.

EXECUTIVE OFFICERS

         Mark Nagle, SEI Investments Company, Oaks, Pennsylvania 19456; President of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; President and Senior Vice President of Fund Accounting and Administration of the Sub-Administrator since 1998; Vice President of Fund Accounting and Administration of the Sub-Administrator from 1996 to 1998; Vice President of the Distributor since December 1997; Vice President of Fund Accounting, BISYS Fund Services, Inc., from November 1995 to November 1996; Senior Vice President, Fidelity Investments, prior to November 1995. Age: 41.

         James F. Volk, SEI Investments Company, Oaks, Pennsylvania 19456; Controller and Treasurer of FAIF, FAF, FASF and FAIP since September 1999; Director, Investment Accounting Operations and Co-director, International Fund Accounting Group, SEI Investments Mutual Funds Services since February 1996; Assistant Chief Accountant, SEC's Division of Investment Management from 1993 to 1996; Senior Manager, Coopers & Lybrand, from 1984 to 1993. Age: 37.

         Michael J. Radmer, 220 South Sixth Street, Minneapolis, Minnesota 55402; Secretary of FAIF since April 1991, and of FAF since 1981, and of FASF since June 1996, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm and general counsel of FAIF, FAF and FASF.
Age: 55.

         James D. Alt, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 48.

         Kathleen L. Prudhomme, 220 South Sixth Street, Minneapolis, Minnesota 55402; Assistant Secretary of FAF, FAIF and FASF since September 1998, and of FAIP since September 1999; Partner, Dorsey & Whitney LLP, a Minneapolis-based law firm. Age: 46.

         Kevin P. Robins, SEI Investments Company, Oaks, Pennsylvania 19456:
Vice President and Assistant Secretary of FAIF and FAF since April 1994, and of FASF since June 1996 and of FAIP since September 1999; Senior Vice President and General Counsel of the Sub-Administrator and Distributor since 1994. Vice President of the Administrator and Distributor from 1992 to 1994. Associate, Morgan Lewis & Bockius from 1988 to 1992. Age: 37.

         Todd Cipperman, SEI Investments Company, Oaks, Pennsylvania 19456: Vice President and Assistant Secretary of FAIF, FAF and FASF since December 1996, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since 1995. Associate, Dewey Ballantine from 1994 to 1995; Associate, Winston & Stawn from 1991 to 1994. Age: 33.

         Lydia A. Gavalis, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor each since January 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange from 1989 to 1998. Age: 37.

         Lynda J. Streigel, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since January 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Sub-Administrator and the Distributor since January 1998; Senior Asset Management Counsel, Barnett Banks, Inc. from 1993 to 1997; Partner, Groom and Nordberg, Chartered from 1996 to 1997; and Associate General Counsel, Riggs Bank, N.A. from 1992 to 1995. Age: 53.

         James R. Foggo, SEI Investments Company, Oaks, Pennsylvania 19456; Vice President and Assistant Secretary of FAIF, FAF and FASF since September 1998, and of FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since September 1998; Associate Attorney, Paul, Weiss, Rifkind, Wharton and Garrison from January 1998 to August 1998; Associate Attorney, Baker & McKenzie from January 1995 to January 1998. Age: 36.

         Edward T. Searle, SEI Investments Company, Oaks, Pennsylvania 19456;Vice President and Assistant Secretary of FAF, FAIF, FASF and FAIP since September 1999; Vice President and Assistant Secretary of the Administrator and Distributor since August 1999; Associate, Drinker, Biddle, and Reath, LLP from 1998 to 1999; Associate, Ballard, Spahr, Andrews and Ingersoll, LLP from 1995 to 1998. Age: 45.

COMPENSATION

         The First American Family of Funds, which includes FAIF, FAF, FASF, FAIP and FACEF, currently pays only to directors of the funds who are not paid employees or affiliates of the funds a fee of $27,000 per year ($40,500 in the case of the Chair) plus $4,000 ($6,000 in the case of the Chair) per meeting of the Board attended and $1,200 per committee meeting attended ($1,800 in the case of a committee chair) and reimburses travel expenses of directors and officers to attend Board meetings. In the event of telephonic Board or committee meetings (other than Pricing Committee meetings for which the regular meeting schedule applies), each director receives a fee of $500 per Board or committee meeting ($750 in the case of the Chair or committee chair). In addition, directors may receive a per diem fee of $1,500 per day, plus travel expenses when directors travel out of town on Fund business. However, directors do not receive the $1,500 per diem amount plus the foregoing Board or committee fee for an out-of-town committee or Board meeting but instead receive the greater of the total per diem fee or meeting fee. Legal fees and expenses are also paid to Dorsey & Whitney LLP, the law firm of which Michael J. Radmer, secretary of FAIF, FAF, FASF, FAIP and FACEF, James D. Alt, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, and Kathleen L. Prudhomme, assistant secretary of of FAIF, FAF, FASF, FAIP and FACEF, are partners. The following table sets forth information concerning aggregate compensation paid to each director of FAIP (i) by FAIP (column 2), and (ii) by FAIF, FAF, FASF and FACEF collectively (column
5) during the fiscal year ended September 30, 1999 (no fees were paid by FAIP during the fiscal year ended September 30, 1999). No executive officer or affiliated person of FAIF had aggregate compensation from FAIF in excess of $60,000 during such fiscal year:

             (1)                        (2)                (3)                 (4)                   (5)
   NAME OF PERSON, POSITION          AGGREGATE          PENSION OR       ESTIMATED ANNUAL    TOTAL COMPENSATION
                                    COMPENSATION        RETIREMENT        BENEFITS UPON      FROM REGISTRANT AND
                                  FUND REGISTRANT    BENEFITS ACCRUED       RETIREMENT        FUND COMPLEX PAID
                                                     AS PART OF FUND                            TO DIRECTORS
                                                        EXPENSES
Robert J. Dayton, Director              -0-                -0-                  -0-              $ 64,750.00
Roger A. Gibson, Director               -0-                -0-                  -0-                56,200.00
Andrew M. Hunter III, Director          -0-                -0-                  -0-                68,530.00
Leonard W. Kedrowski, Director          -0-                -0-                  -0-                62,200.00
Robert L. Spies, Director               -0-                -0-                  -0-                60,400.00
John M. Murphy, Jr., Director           -0-                -0-                  -0-                      -0-
Joseph D. Strauss, Director             -0-                -0-                  -0-                73,110.00
Virginia L. Stringer, Director          -0-                -0-                  -0-                80,052.00

         The directors may elect to defer payment of up to 100% of the fees they receive in accordance with a Deferred Compensation Plan (the "Plan"). Under the Plan, a director may elect to have his or her deferred fees treated as if they had been invested in the shares of one or more funds and the amount paid to the director under the Plan will be determined based on the performance of such investments. Distributions may be taken in a lump sum or over a period years. The Plan will remain unfunded for federal income tax purposes under the Internal Revenue Code of 1986, as amended. Deferral of director fees in accordance with the Plan will have a negligible impact on Fund assets and liabilities and will not obligate the Funds to retain any director or pay any particular level of compensation.


                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY AGREEMENT

         U.S. Bank National Association (the "Advisor"), 601 Second Avenue South, Minneapolis, Minnesota 55480, serves as the investment Advisor and manager of the Funds through its First American Asset Management group. The Advisor is a national banking association that has professionally managed accounts for individuals, insurance companies, foundations, commingled accounts, trust funds, and others for over 75 years. The Advisor is a subsidiary of U.S. Bancorp ("USB"), 601 Second Avenue South, Minneapolis, Minnesota 55480, which is a regional multi-state bank holding company headquartered in Minneapolis, Minnesota that primarily serves the Midwestern, Rocky Mountain and Northwestern states. USB operates four banks and eleven trust companies with banking offices in 16 contiguous states. USB also has various other subsidiaries engaged in financial services. At September 30, 1999, USB and its consolidated subsidiaries had consolidated assets of more than $77 billion, consolidated deposits of more than $47 billion and shareholders' equity of more than $6 billion.

         Pursuant to an Investment Advisory Agreement dated December 8, 1999 (the "Advisory Agreement") as amended, the Funds engage the Advisor to act as investment Advisor for and to manage the investment of the assets of the Funds. Each Fund, other than International Fund, pays the Advisor monthly fees calculated on an annual basis equal to _______ of its average daily net assets. International Fund pay the Advisor monthly fees calculated on an annual basis equal to ______ of its respective average daily net assets. The Advisory Agreement requires the Advisor to provide FAIP with all necessary office space, personnel and facilities necessary and incident to the Advisor's performance of its services thereunder. The Advisor is responsible for the payment of all compensation to personnel of FAIP and the officers and directors of FAIP, if any, who are affiliated with the Advisor or any of its affiliates.

         In addition to the investment advisory fee, each Fund pays all its expenses that are not expressly assumed by the Advisor or any other organization with which the Fund may enter into an agreement for the performance of services. Each Fund is liable for such nonrecurring expenses as may arise, including litigation to which the Fund may be a party, and it may have an obligation to indemnify its directors and officers with respect to such litigation.

         The Advisor may, at its option, waive any or all of its fees, or reimburse expenses, with respect to any Fund from time to time. Any such waiver or reimbursement is voluntary and may be discontinued at any time. The Advisor also may absorb or reimburse expenses of the Funds from time to time, in its discretion, while retaining the ability to be reimbursed by the Funds for such amounts prior to the end of the fiscal year. This practice would have the effect of lowering a Fund's overall expense ratio and of increasing yield to investors, or the converse, at the time such amounts are absorbed or reimbursed, as the case may be.

         The Funds had not commenced operations prior to the date of this Statement of Additional Information. The contractual fee rate is shown in the following table:

                                               ADVISORY FEE

                 Growth Equity Fund
                 Value Equity Fund
                 Technology Fund
                 International Fund


SUB-ADVISORY AGREEMENT FOR INTERNATIONAL FUND

         Marvin & Palmer Associates, Inc., 1201 North Market Street, Suite 2300, Wilmington, Delaware 19801 ("Marvin & Palmer") is sub-advisor for International Fund under an agreement with the Advisor (the "Marvin & Palmer Sub-Advisory Agreement"). Marvin & Palmer, a privately-held company, was founded in 1986 by David F. Marvin and Stanley Palmer. Marvin & Palmer is engaged in the management of global, non-United States, United States, and emerging markets equity portfolios principally for institutional accounts. As of December 31, 1999, Marvin & Palmer managed a total of approximately $14 billion in investments. Pursuant to Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is responsible for the investment and reinvestment of International Fund's assets and the placement of brokerage transactions in connection therewith. Under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is required, among other things, to report to the Advisor or the Board regularly at such times and in such detail as the Advisor or the Board may from time to time request in order to permit the Advisor and the Board to determine the adherence of International Fund to its respective investment objectives, policies and restrictions. The Marvin & Palmer Sub-Advisory Agreement also requires Marvin & Palmer to provide all office space, personnel and facilities necessary and incident to Marvin & Palmer's performance of its services under the Marvin & Palmer Sub-Advisory Agreement.

         For its services to International Fund under the Marvin & Palmer Sub-Advisory Agreement, Marvin & Palmer is paid a monthly fee by the Advisor calculated on an annual basis equal to _____% of the first $_____ million of International Fund's average daily net assets, _____% of International Fund's average daily net assets in excess of $______ million up to $_____ million, ______% of International Fund's average daily net assets in excess of $_____ million up to $______ million and ______% of International Fund's average daily net assets in excess of $_____ million.

ADMINISTRATION AGREEMENT

         In addition to acting as the advisor, U.S. Bank also serves as the administrator (the "Administrator") for the Funds pursuant to an Administration Agreement between it and the Funds. Under the Administration Agreement, the Administrator is compensated to provide, or, compensates other entities to provide services to the Funds. These services include, various legal, oversight and administrative services, accounting services, transfer agency and dividend disbursing services and shareholder services. The Funds pay the Administrator at an annual rate, which is calculated daily and paid monthly, equal to each Fund's pro rata share of an amount equal to _____% of the aggregate average daily assets of all open-end mutual funds in the First American fund family up to $____ billion, and _____% of the aggregate average daily net assets of all open-end mutual funds in the First American fund family in excess of $ _____ billion. (For the purposes of this Agreement, the First American fund family includes all series of FAF, FASF, FAIF, and FAIP.) In addition, the Funds pay the Adminisrator annual fees of $________ per CUSIP, shareholder account fees of $_____ per account and closed account fees of $_____ per account.

DISTRIBUTOR

SEI Investments Distribution Co. (the "Distributor"), Oaks PA 19456, serves as the distributor for the Funds. The Distributor is a wholly-owned subsidiary of SEI Investments Company. Distributor has agreed to perform all distribution services and functions of the Funds to the extent such services and functions are not provided to the Funds pursuant to another agreement.

         Fund shares and other securities distributed by the Distributor are not deposits or obligations of, or endorsed or guaranteed by, U.S. Bank or its affiliates, and are not insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation.

         The Distribution Agreement provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board of Directors of FAIP and by the vote of the majority of those Board members of FAIP who are not interested persons of FAIP.

CUSTODIAN; COUNSEL; AUDITORS

         CUSTODIAN. U.S. Bank also acts as the custodian (the "Custodian"). U.S. Bank's custodian operations are located at U.S. Bank Center, 180 East Fifth Street, St. Paul, Minnesota 55101. All of the instruments representing the investments of the Funds and all cash is held by the Custodian or, for International Fund, by a sub-custodian. The Custodian or such sub-custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of FAIP's officers or resolutions of the Board of Directors.

         As compensation for its services to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to ______% (_____% in the case of International Fund) of such Fund's average daily net assets. Sub-custodian fees with respect to International Fund are paid by the Custodian out of its fees from such Fund. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing its services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not interested persons (as defined under the 1940 Act) of FAIP.

         COUNSEL. Dorsey & Whitney LLP, 220 South Sixth Street, Minneapolis, Minnesota 55402, is independent counsel for the Funds.

         Ernst & Young LLP, 1400 Pillsbury Center, Minneapolis, Minnesota 55402, serves as the Funds' independent auditors, providing audit services, including audits of the annual financial statements and assistance and consultation in connection with SEC filings.

               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

         Decisions with respect to placement of the Funds' portfolio transactions are made by the Advisor or, in the case International Fund, its respective investment sub-advisors. The Funds' policy is to seek to place portfolio transactions with brokers or dealers who will execute transactions as efficiently as possible and at the most favorable price. The Advisor or applicable investment sub-advisor may, however, select a broker or dealer to effect a particular transaction without communicating with all brokers or dealers who might be able to effect such transaction because of the volatility of the market and the desire of the Advisor or applicable investment sub-advisor to accept a particular price for a security because the price offered by the broker or dealer meets guidelines for profit, yield or both. Many of the portfolio transactions involve payment of a brokerage commission by the appropriate Fund. In some cases, transactions are with dealers or issuers who act as principal for their own accounts and not as brokers. Transactions effected on a principal basis are made without the payment of brokerage commissions but at net prices, which usually include a spread or markup. In effecting transactions in over-the-counter securities, the Funds deal with market makers unless it appears that better price and execution are available elsewhere.

         While the Advisor and Marvin & Palmer, in the case of International Fund, do not deem it practicable and in the Funds' best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given by the Advisor and Marvin & Palmer, in the case of International Fund to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.

         It is expected that International Fund will purchase most foreign equity securities in the over-the-counter markets or stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located if that is the best available market. The fixed commission paid in connection with most such foreign stock transactions generally is higher than negotiated commission on United States transactions. There generally is less governmental supervision and regulation of foreign stock exchanges than in the United States. Foreign securities settlements may in some instances be subject to delays and related administrative uncertainties.

         Foreign equity securities may be held in the form of American Depositary Receipts, or ADRs, European Depositary Receipts, or EDRs, or securities convertible into foreign equity securities. ADRs and EDRs may be listed on stock exchanges or traded in the over-the-counter markets in the United States or overseas. The foreign and domestic debt securities and money market instruments in which the Funds may invest are generally traded in the over-the-counter markets.

         Subject to the policy of seeking favorable price and execution for the transaction size and risk involved, in selecting brokers and dealers other than the Distributor and determining commissions paid to them, the Advisor, or Marvin & Palmer, may consider ability to provide supplemental performance, statistical and other research information as well as computer hardware and software for research purposes for consideration, analysis and evaluation by the staff of the Advisor or Marvin & Palmer. In accordance with this policy, the Funds do not execute brokerage transactions solely on the basis of the lowest commission rate available for a particular transaction. Subject to the requirements of favorable price and efficient execution, placement of orders by securities firms for the purchase of shares of the Funds may be taken into account as a factor in the allocation of portfolio transactions.

         Research services that may be received by the Advisor or Marvin & Palmer would include advice, both directly and indirectly and in writing, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities, as well as analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts. The research services may allow the Advisor or Marvin & Palmer to supplement its own investment research activities and enable the Advisor or Marvin & Palmer to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Funds. To the extent portfolio transactions are effected with brokers and dealers who furnish research services, the Advisor or Marvin & Palmer would receive a benefit, which is not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Funds from these transactions. Research services furnished by brokers and dealers used by the Funds for portfolio transactions may be utilized by the Advisor or Marvin & Palmer in connection with investment services for other accounts and, likewise, research services provided by brokers and dealers used for transactions of other accounts may be utilized by the Advisor or Marvin & Palmer in performing services for the Funds. The Advisor or Marvin & Palmer determine the reasonableness of the commissions paid in relation to their view of the value of the brokerage and research services provided, considered in terms of the particular transactions and their overall responsibilities with respect to all accounts as to which they exercise investment discretion.

         The Advisor or Marvin & Palmer have not entered into any formal or informal agreements with any broker or dealer, and do not maintain any "formula" that must be followed in connection with the placement of Fund portfolio transactions in exchange for research services provided to the Advisor or Marvin & Palmer, except as noted below. The Advisor or Marvin & Palmer may, from time to time, maintain an informal list of brokers and dealers that will be used as a general guide in the placement of Fund business in order to encourage certain brokers and dealers to provide the Advisor or Marvin & Palmer with research services, which the Advisor or Marvin & Palmer anticipates will be useful to it. Any list, if maintained, would be merely a general guide, which would be used only after the primary criteria for the selection of brokers and dealers (discussed above) had been met, and accordingly, substantial deviations from the list could occur. The Advisor or Marvin & Palmer would authorize the Funds to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged only if the Advisor or Marvin & Palmer determined in good faith that the amount of such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Advisor or Marvin & Palmer with respect to the Funds.

         The Funds do not effect any brokerage transactions in their portfolio securities with any broker or dealer affiliated directly or indirectly with the Advisor or the Distributor unless such transactions, including the frequency thereof, the receipt of commission payable in connection therewith, and the selection of the affiliated broker or dealer effecting such transactions are not unfair or unreasonable to the shareholders of the Funds, as determined by the Board of Directors. Any transactions with an affiliated broker or dealer must be on terms that are both at least as favorable to the Funds as the Funds can obtain elsewhere and at least as favorable as such affiliated broker or dealer normally gives to others.

         When two or more clients of the Advisor or Marvin & Palmer are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with a formula considered by the Advisor or Marvin & Palmer to be equitable to each client. In some cases, this system could have a detrimental effect on the price or volume of the security as far as each client is concerned. In other cases, however, the ability of the clients to participate in volume transactions may produce better executions for each client.

                                  CAPITAL STOCK

         Each share of each Fund's $______ par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

         Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all FAIP Funds vote together as one series. The shares do not have cumulative voting rights. Consequently, the holders of more than 50% of the shares voting for the election of directors are able to elect all of the directors if they choose to do so. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. An example of such an issue would be a proposal to alter a fundamental investment restriction pertaining to a Fund.

         The Bylaws of FAIP provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Minnesota law and the 1940 Act.

         As of ____________ ___, 2000, [NAME] [ADDRESS], owned 100% of the outstanding shares of each Fund. ____________ will be able to control all votes of each Fund's shareholders until other purchase a number of shares of a Fund sufficient to constitute a majority of such Fund's shares.

                    NET ASSET VALUE AND PUBLIC OFFERING PRICE

         The public offering price of the shares of a Fund generally equals the Fund's net asset value. On ___________, 2000, the net asset value per share for each Fund was calculated as follows:

                                                     Net Asset Value
                                               --------------------------
Growth Equity Fund
Value Equity Fund
Technology Fund
Bond Fund


         The net asset value of each Fund's shares is determined on each day during which the New York Stock Exchange (the "NYSE") is open for business. The NYSE is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend): New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday (observed), Good Friday, Memorial Day (observed), Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Each year the NYSE may designate different dates for the observance of these holidays as well as designate other holidays for closing in the future. To the extent that the securities of a Fund are traded on days that the Fund is not open for business, such Fund's net asset value per share may be affected on days when investors may not purchase or redeem shares. This may occur, for example, where International Fund holds securities which are traded in foreign markets.

                                FUND PERFORMANCE

         Advertisements and other sales literature for the Funds may refer to a Fund's "average annual total return" and "cumulative total return." In addition, each Fund may provide yield calculations in advertisements and other sales literature. All such yield and total return quotations are based on historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in any of the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

         AVERAGE ANNUAL TOTAL RETURN. Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Average annual total return figures are computed according to the following formula:

               P(1 + T)n = ERV

               Where: P   =  a hypothetical initial payment of $1,000
                      T   =  average annual total return
                      N   =  number of years
                      ERV =  ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of such period

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         The Advisor and Distributor have waived a portion of their fees on a voluntary basis, thereby increasing total return and yield. These fees may or may not be waived in the future in the Advisor's or Distributor's discretion.

         CUMULATIVE TOTAL RETURN. Cumulative total return is calculated by subtracting a hypothetical $1,000 investment in a Fund from the redeemable value of such investment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. Cumulative total return is computed according to the following formula:

               CTR = (ERV-P) 100
                      -----
                        P

               Where: CTR = Cumulative total return;
                      ERV = ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning of such period; and
                      P   = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the applicable Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.

         YIELD. Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income. Yield is computed according to the following formula:

               YIELD = 2[(a-b + 1)6 - 1
                         ----
                          cd
               Where: a = dividends and interest earned during the period;
                      b = expenses accrued for the period (net of
                          reimbursements);
                      c = the average daily number of shares outstanding during
                          the period that were entitled to receive dividends;
                          and
                      d = the maximum offering price per share on the last day
                          of the period.

                                    TAXATION

         Shares of the Funds are offered only to separate accounts that fund variable annuity contracts and variable life insurance policies issued by participating insurance companies. See the Prospectus of such contracts for a discussion of the special taxation of insurance companies with respect to the Separate Accounts, the variable annuity contracts, variable insurance policies, and the holders thereof.

         The following is a summary of the principal U.S. federal income, and certain state and local, tax considerations regarding the purchase, ownership and disposition of shares in each Fund of FAIP. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in each Fund. The summary is based on the laws in effect on the date of this Statement of Additional Information, which are subject to change.

         GENERAL. The following is only a summary of certain additional tax considerations generally affecting each Fund that are not described in the Prospectus. The discussions below and in the Prospectus are not intended as substitutes for careful tax planning.

         The holders of variable life insurance policies or annuity contracts should not be subject to tax with respect to distributions made on, or redemptions of, Fund shares, assuming that the variable life insurance policies and annuity contracts qualify under the Internal Revenue Code of 1986, as amended (the "Code"), as life insurance or annuities, respectively, and that the shareholders are treated as owners of the Fund shares. Thus, this summary does not describe the tax consequences to a holder of a life insurance policy or annuity contract as a result of the ownership of such policies or contracts. Policy or contract holders must consult the prospectuses of their respective policies or contracts for information concerning the federal income tax consequences of owning such policies or contracts. This summary also does not describe the tax consequences applicable to the owners of the Fund shares because the Fund shares will be sold only to insurance companies. Thus, purchasers of Fund shares must consult their own tax advisers regarding the federal, state, and local tax consequences of owning Fund shares.

         Each Fund intends to fulfill the requirements of Subchapter M of the Code, as a regulated investment company. If so qualified, each Fund will not be liable for federal income taxes to the extent it distributes its taxable income to its shareholders.

         Qualification as a regulated investment company under the Code requires, among other things, that (a) a Fund derive at least 90% of its gross income for its taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% gross income test"); and (b) such Fund diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the market value of such Fund's total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of such Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies) or two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses.

         If a Fund complies with such provisions, then in any taxable year in which such Fund distributes, in compliance with the Code's timing and other requirements, at least 90% of its "investment company taxable income" (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than "net capital gain," as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, such Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if a Fund retains any investment company taxable income or "net capital gain" (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. If the Fund retains any net capital gain, the

Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to 65% of the amount of undistributed net capital gain included in the shareholder's gross income. Each Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest.

         If a Fund invests in U.S. Treasury inflation-protection securities, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If a Fund purchases such inflation-protection securities that are issued in stripped form either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount. Generally, the original issue discount equals the difference between the "stated redemption price at maturity" of the obligation and its "issue price" as those terms are defined in the Code. A Fund holding an obligation with original issue discount is required to accrue as ordinary income a portion of such original issue discount even though it receives no cash currently as interest payment corresponding to the amount of the original issue discount. Because each Fund is required to distribute substantially all of its net investment income (including accrued original issue discount) in order to be taxed as a regulated investment company, it may be required to distribute an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities.

         Some of the investment practices that may be employed by the Funds will be subject to special provisions that, among other things, may defer the use of certain losses of such Funds, affect the holding period of the securities held by the Funds and, particularly in the case of transactions in or with respect to foreign currencies, affect the character of the gains or losses realized. These provisions may also require the Funds to mark-to-market some of the positions in their respective Funds (i.e., treat them as closed out) or to accrue original discount, both of which may cause such Funds to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the distribution requirements for qualification as a regulated investment company and for avoiding income and excise taxes. Accordingly, in order to make the required distributions, a Fund may be required to borrow or liquidate securities. Each Fund will monitor its transactions and may make certain elections in order to mitigate the effect of these rules and prevent disqualification of the Funds as regulated investments companies.

         It is expected that any net gain realized from the closing out of futures contracts, options, or forward currency contracts will be considered gain from the sale of securities or currencies and therefore qualifying income for purposes of the 90% of gross income from qualified sources requirement, as discussed above.

         Pursuant to the Code, distributions of net investment income by a Fund to a shareholder who is a foreign shareholder (as defined below) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by a Fund to a foreign shareholder is "effectively connected" with a U.S. trade or business of such shareholder, in which case the reporting and withholding requirements applicable to U.S. citizens or domestic corporations will apply. Distributions of net long-term capital gains are not subject to tax withholding but, in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year. Each Fund will report annually to its shareholders the amount of any withholding.

         A foreign shareholder is any person who is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity organized in the United States or under the laws of the Untied States or a political subdivision thereof, (iii) an estate whose income is includible in gross income for U.S. federal income tax purposes or (iv) a trust whose administration is subject to the primary supervision of the U.S. court and which has one or more U.S. fiduciaries who have authority to control all substantial decisions of the trust.

         Each Fund intends to comply with the diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder. Under Code
Section 817(h), a variable life insurance or annuity contract will not be treated as a life insurance policy or annuity contract, respectively, under the Code, unless the segregated asset account upon which such contract or policy is based is "adequately diversified." A segregated asset account will be adequately diversified if it satisfies one of two alternative tests set forth in the Treasury Regulations. Specifically, the Treasury Regulations provide that, except as permitted by the "safe harbor" discussed below, as of the end of each calendar quarter (or within 30 days thereafter) no more than 55% of the segregated asset account's total assets may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. As a safe harbor, a segregated asset account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account's total assets are cash and cash items, U.S. Government securities and securities of other regulated investment companies. In addition, a segregated asset account with respect to a variable life insurance contract is treated as adequately diversified to the extent of its investment in securities issued by the United States Treasury.

         For purposes of these alternative diversification tests, a segregated asset account investing in shares of a regulated investment company will be entitled to "look through" the regulated investment company to its pro rata portion of the regulated investment company's assets, provided that the shares of such regulated investment company are held only by insurance companies and certain fund managers (a "Closed Fund").

         If the segregated asset account upon which a variable contract is based is not "adequately diversified" under the foregoing rules for each calendar quarter, then (a) the variable contract is not treated as a life insurance contract or annuity contract under the Code for all subsequent periods during which such account is not "adequately diversified" and (b) the holders of such contract must include as ordinary income the "income on the contract" for each taxable year. Further, the income on a life insurance contract for all prior taxable years is treated as received or accrued during the taxable year of the policyholder in which the contract ceases to meet the definition of a "life insurance contract" under the Code. The "income on the contract" is, generally, the excess of (i) the sum of the increase in the net surrender value of the contract during the taxable year and the cost of the life insurance protection provided under the contract during the year, over (ii) the premiums paid under the contract during the taxable year. In addition, if a Fund does not constitute a Closed Fund, the holders of the contracts and annuities which invest in the Fund through a segregated asset account may be treated as owners of Fund shares and may be subject to tax on distributions made by the Fund.

         In order to avoid a 4% federal excise tax, each Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for such year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for the previous year that were not distributed for such year and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders as if received on December 31 of the year declared. The Funds anticipate that they will generally make timely distributions of income and capital gains in compliance with these requirements so that they will generally not be required to pay the excise tax. For federal income tax purposes, each Fund is permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss.

         Certain Funds will be subject to foreign taxes on their income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases.

         STATE AND LOCAL. Each Fund may be subject to state or local taxes in jurisdictions in which such Fund may be deemed to be doing business. In addition, in those states or localities which have income tax laws, the treatment of such Fund and its shareholders under such laws may differ from their treatment under federal income tax laws, and investment in such Fund may have tax consequences for shareholders different from those of a direct investment in such Fund's securities.

         The foregoing relates only to federal income taxation and is a general summary of the federal tax law in effect as of the date of this Statement of Additional Information.

                                    RATINGS

         A rating of a rating service represents that service's opinion as to the credit quality of the rated security. However, such ratings are general and cannot be considered absolute standards of quality or guarantees as to the creditworthiness of an issuer. A rating is not a recommendation to purchase, sell or hold a security, because it does not take into account market value or suitability for a particular investor. Markets values of debt securities may change as a result of a variety of factors unrelated to credit quality, including changes in market interest rates.

         When a security has been rated by more than one service, the ratings may not coincide, and each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources which they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. In general, the Funds are not required to dispose of a security if its rating declines after it is purchased, although they may consider doing so.

RATINGS OF CORPORATE DEBT OBLIGATIONS

         STANDARD & POOR'S

         AAA: Securities rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

         AA: Securities rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only to a small degree.

         A: Securities rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

         BBB: Securities rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Although such securities normally exhibit adequate protection standards, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for securities in this category than for those in higher rated categories.

Debt rated BB, B, CCC, CC, and C by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

         BB: Securities rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

         B: Securities rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         CCC: Securities rated CCC have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

The ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. Securities rated SD or D are in selective default or default, respectively. Such a rating is assigned when an obligor has failed to pay one or more of its financial obligations (rated or unrated) when it came due.

         MOODY'S

         Aaa: Securities which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

         Aa: Securities which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade securities. They are rated lower than the best securities because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater magnitude, or there may be other elements present which make the long-term risks appear somewhat greater than in Aaa securities.

         A: Securities which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Baa: Securities which are rated Baa are considered as medium grade obligations, being neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such securities lack outstanding investment characteristics, and in fact have some speculative characteristics.

         Ba: An issue which is rated Ba is judged to have speculative elements; its future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes issues in this class.

         B: An issue which is rated B generally lacks characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

         Caa: An issue which is rated Caa is of poor standing. Such an issue may be in default or there may be present elements of danger with respect to principal or interest.

Those securities in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa-1, A-1 and Baa-1. Other Aa, A and Baa securities comprise the balance of their respective groups. These rankings (1) designate the securities which offer the maximum in security within their quality groups, (2) designate securities which can be bought for possible upgrading in quality and (3) additionally afford the investor an opportunity to gauge more precisely the relative attractiveness of offerings in the marketplace.

RATINGS OF PREFERRED STOCK

         STANDARD & POOR'S. Standard & Poor's ratings for preferred stock have the following definitions:

         AAA: An issue rated "AAA" has the highest rating that may be assigned by Standard & Poor's to a preferred stock issue and indicates an extremely strong capacity to pay the preferred stock obligations.

         AA: A preferred stock issue rated "AA" also qualifies as a high-quality fixed income security. The capacity to pay preferred stock obligations is very strong, although not as overwhelming as or issues rated "AAA."

         A: An issue rated "A" is backed by a sound capacity to pay the preferred stock obligations, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

         BBB: An issue rated "BBB" is regarded as backed by an adequate capacity to pay the preferred stock obligations. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make payments for a preferred stock in this category than for issues in the category.

         MOODY'S. Moody's ratings for preferred stock include the following:

         aaa: An issue which is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

         aa: An issue which is rated "aa" is considered a high grade preferred stock. This rating indicates that there is reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

         baa: An issue which is rated "baa" is considered to be medium grade, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

RATINGS OF COMMERCIAL PAPER

         STANDARD & POOR'S. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) symbol designation. None of the Funds will purchase commercial paper rated A-3 or lower.

         MOODY'S. Moody's commercial paper ratings are opinions as to the ability of the issuers to timely repay promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, and it does not represent that any specific instrument is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

         PRIME-1: Superior capacity for repayment.

         PRIME-2: Strong capacity for repayment.

         PRIME-3: Acceptable capacity for repayment.

None of the Funds will purchase Prime-3 commercial paper.


[SEED MONEY BALANCE SHEET]

                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.
                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

         (a)(1) Amended and Restated Articles of Incorporation, as filed August 27, 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (a)(2) Certificate of Designation designating Series D, Class One Shares, dated December 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (b) By-laws of Registrant, as Amended through December 8, 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (c)      Not Applicable.

         (d)(1) Investment Advisory Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

**       (d)(2)   Investment Sub-Advisory Agreement with Marvin & Palmer
                  Associates.


         (e) Distribution Agreement between Registrant and SEI Investments Management Co., dated December 8, 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (f)      Not Applicable.

         (g)(1) Custodian Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999 (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (g)(2) Compensation Agreement Dated as of December 8, 1999 Pursuant to Custodian Agreement (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (h)(1) Administration Agreement between Registrant and U.S. Bank National Association, dated December 8, 1999 (with Schedule attached) (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

         (h)(2)   Form of Participation Agreement by and among Registrant, SEI

                  Investments Distribution Co. and Insurance Company on Behalf of Itself and its Separate Accounts and Distribution Company, Inc. (Filed with the Registration Statement, December 30, 1999, File Nos. 333-93883 and 811-09765).

**       (i)      Legal Opinion. An opinion and consent of counsel regarding the legality of the securities being registered, stating whether the securities will, when sold, be legally issued, fully paid, and non-assessable.

         (j)      Not Applicable.

         (k)      Not Applicable.

**       (l)      Initial Capital Agreements. Any agreements or understandings made in consideration for providing the initial capital between or among the Fund, the underwriter, adviser, promoter or initial shareholders and written assurances from promoters or initial shareholders that purchases were made for investment purposes and not with the intention of redeeming or reselling.

         (m)      Not Applicable.

         (n)      Not Applicable.


**       To be filed by amendment.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

         Not applicable.

ITEM 25. INDEMNIFICATION

         The Registrant's Articles of Incorporation and Bylaws provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner, under such circumstances, and to the full extent as permitted by
Section 302A.521 of the Minnesota Statutes, as now enacted or hereafter amended; provided, however, that no such indemnification may be made if it would be in violation of Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended, and any rules, regulations, or releases promulgated thereunder.

         Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding by reason of the former or present official capacity of the person against judgments, penalties, fines, settlements and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit, and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

         The Registrant undertakes that no indemnification or advance will be made unless it is consistent with Sections 17(h) or 17(i) of the Investment Company Act of 1940, as now enacted or hereafter amended, and Securities and Exchange Commission rules, regulations, and releases (including, without limitation, Investment Company Act of 1940 Release No. 11330, September 2,
1980).

         Insofar as the indemnification for liability arising under the Securities Act of 1933, as amended, may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

         Information on the business of the Registrant's investment adviser, U.S. Bank National Association (the "Advisor"), is described in the section the Statement of Additional Information, filed as part of this Registration Statement, entitled "Investment Advisory and Other Services." The directors and officers of the Advisor are listed below, together with their principal occupation or other positions of a substantial nature during the past two fiscal years.

                          POSITIONS AND OFFICES            OTHER POSITIONS AND OFFICES
       NAME                  WITH THE ADVISOR             AND PRINCIPAL BUSINESS ADDRESS
       ----                  ----------------             ------------------------------
John F. Grundhofer    Chairman, President and Chief     Chairman, President and Chief
                      Executive Officer                 Executive Officer of U.S. Bancorp*

Richard A. Zona       Director and Vice Chairman--      Vice Chairman--Finance of U.S.
                      Finance                           Bancorp*

Philip G. Heasley     Director and Vice Chairman        Vice Chairman and Group Head of the
                                                        Retail Product Group of U.S. Bancorp*

J. Robert Hoffmann    Director, Chief Credit Officer    Executive Vice President and Chief
                      and Executive Vice President      Credit Officer of U.S. Bancorp*

Lee R. Mitau          Director, General Counsel,        Executive Vice President,
                      Executive Vice President and      Secretary, and General Counsel of
                      Secretary                         U.S. Bancorp*

Susan E. Lester       Director, Executive Vice          Executive Vice President and Chief
                      President and Chief Financial     Financial Officer of U.S. Bancorp*
                      Officer

Robert D. Sznewajs    Director and Vice Chairman        Vice Chairman of U.S. Bancorp*

Gary T. Duim          Director and Vice Chairman        Vice Chairman of U.S. Bancorp*

-------------------------

* Address: 601 Second Avenue South, Minneapolis, Minnesota 55402.

ITEM 27. PRINCIPAL UNDERWRITERS:

         (a) State the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the Registrant's securities also acts as a principal underwriter, distributor or investment adviser:

         Registrant's distributor, SEI Investments Distribution Co. (the "Distributor") acts as distributor for SEI Liquid Asset Trust, SEI Daily Income Trust, SEI Tax Exempt Trust, SEI Index Funds, SEI Institutional Managed Trust, SEI Institutional International Trust, The Advisors' Inner Circle Fund, The Pillar Funds, CUFund, STI Classic Funds, First American Funds, Inc., First American Investment Funds, Inc., The Arbor Fund, Boston 1784 Funds, The PBHG Funds, Inc., The Achievement Funds Trust, Bishop Street Funds, STI Classic Variable Trust, ARK Funds, Huntington Funds, SEI Asset

Allocation Trust, TIP Funds, SEI Institutional Investments Trust, First American Strategy Funds, Inc., Highmark Funds, Armada Funds, PBHG Insurance Series Fund, Inc., Expedition Funds, Alpha Select Funds, Oak Associates Funds, The Nevis Funds, Inc., The Parkstone Group of Funds, CNI Charter Funds, The Parkstone Advantage Funds and Ameriund Funds, Inc. pursuant to distribution agreements dated November 29, 1982, July 15, 1982, December 3, 1982, July 10, 1985, January 22, 1987, August 30, 1988, November 14, 1991, February 28, 1992, May 1, 1992,
May 29, 1992, November 1, 1992, November 1, 1992, January 28, 1993, June 1,
1993, July 16, 1993, December 27, 1994, January 27, 1995, March 1, 1995, August
18, 1995, November 1, 1995, January 11, 1996, April 1, 1996, April 28, 1996,
June 14, 1996, October 1, 1996, February 15, 1997, March 8, 1997, April 1, 1997,
June 9, 1997, January 1, 1998, February 27, 1998, June 29, 1998, September 14,
1998, April 1, 1999, May 1, 1999 and July 13, 1999, respectively.

         The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement, and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

         (b) Provide the information required by the following table for each director, officer, or partner of each principal underwriter named in the response to Item 20. Unless otherwise noted, the business address of each director or officer is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

                                          POSITIONS AND OFFICES                        POSITIONS AND OFFICES
      NAME                                  WITH UNDERWRITER                              WITH REGISTRANT
      ----                                  ----------------                              ---------------
Alfred P. West, Jr.           Director, Chairman & Chief Executive Officer                       --
Richard B. Lieb               Director, Executive Vice President                                 --
Carmen V. Romeo               Director                                                           --
Mark J. Held                  President & Chief Operating Officer                                --
Gilbert L. Beebower           Executive Vice President                                           --
Dennis J. McGonigle           Executive Vice President                                           --
Robert M. Silvestri           Chief Financial Officer & Treasurer                                --
Leo J. Dolan, Jr.             Senior Vice President                                              --
Carl A. Guarino               Senior Vice President                                              --
Larry Hutchinson              Senior Vice President                                              --
Jack May                      Senior Vice President                                              --
Hartland J. McKeown           Senior Vice President                                              --
Kevin P. Robins               Senior Vice President & General Counsel           Vice President & Assistant Secretary
Patrick K. Walsh              Senior Vice President                                              --
Ronert Aller                  Vice President                                                     --

Gordon W. Carpenter           Vice President                                                     --
Todd Cipperman                Vice President & Assistant Secretary                               --
S. Courtney E. Collier        Vice President & Assistant Secretary              Vice President & Assistant Secretary
Richard Deak                  Vice President & Assistant Secretary
Robert Crudup                 Vice President & Managing Director                                 --
Barbara Doyne                 Vice President                                                     --
Jeff Drennen                  Vice President                                                     --
James R. Foggo                Vice President & Assistant Secretary                               --
Vic Galef                     Vice President & Managing Director                                 --
Lydia A. Gavalis              Vice President & Assistant Secretary              Vice President & Assistant Secretary
Kathy Heilig                  Vice President
Greg Gettinger                Vice President & Assistant Secretary                               --
Jeff Jacobs                   Vice President                                                     --
Samuel King                   Vice President                                                     --
Kim Kirk                      Vice President & Managing Director                                 --
John Krzeminski               Vice President & Managing Director                                 --
Carolyn McLaurin              Vice President & Managing Director                                 --
Mark Nagle                    Vice President                                                 President
Joanne Nelson                 Vice President                                                     --
Cynthia M. Parrish            Vice President & Assistant Secretary                               --
Kim Rainey                    Vice President                                                     --
Rob Redecan                   Vice President                                                     --
Maria Rinehart                Vice President                                                     --
Edward Searle                                                                   Vice President & Assistant Secretary
Steve Smith                   Vice President                                                     --
Daniel Spaventa               Vice President                                                     --
Kathryn L. Stanton            Vice President & Assistant Secretary                               --
Lynda J. Striegel             Vice President & Assistant Secretary              Vice President & Assistant Secretary
Lori L. White                 Vice President & Assistant Secretary                               --
Wayne M. Withrow              Vice President & Managing Director                                 --

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

         All accounts, books, and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by SEI Investments Distribution Co., Oaks, Pennsylvania 19456.

ITEM 29. MANAGEMENT SERVICES

         Not applicable.

ITEM 30. UNDERTAKINGS

         Not applicable.


                                   SIGNATURES

         As required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under the Securities Act of 1933, as amended, and has duly caused this Registration Statement File Nos. 333-93883 and 811-09765, to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oaks, Commonwealth of Pennsylvania, on the 10th day of February, 2000


                    FIRST AMERICAN INSURANCE PORTFOLIOS, INC.

ATTEST:    /s/ James Volk                    By:    /s/ James R. Foggo
       --------------------------------         --------------------------------
           James Volk                               James R. Foggo
                                                    Vice President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

         SIGNATURE                       TITLE                        DATE
         ---------                       -----                        ----

  /s/ James Volk              Controller (Principal                    **
---------------------------   Financial and Accounting Officer)
 James Volk

            *                 Director                                 **
--------------------------
   John M. Murphy, Jr.


            *                 Director                                 **
--------------------------
     Robert J. Dayton


            *                 Director                                 **
--------------------------
   Andrew M. Hunter III


            *                 Director                                 **
--------------------------
   Leonard W. Kedrowski


            *                 Director                                 **
--------------------------
      Robert L. Spies


            *                 Director                                 **
--------------------------
     Joseph D. Strauss


            *                 Director                                 **
--------------------------
   Virginia L. Stringer


            *                 Director                                 **
--------------------------
       Roger A. Gibson


* By: /s/ James R. Foggo
     ---------------------
       James R. Foggo
      Attorney-in-Fact

** February 10, 2000